UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                                         Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PIEDMONT NATURAL GAS COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PIEDMONT NATURAL GAS COMPANY, INC.

Notice Of Annual Meeting Of Shareholders and Proxy Statement

Time:	8:30 a.m. Friday, March 3, 2006

Place:	Piedmont Natural Gas Company, Inc. Corporate Headquarters 4720 Piedmont Row Drive Charlotte, North Carolina 28210

Items of Business:	1)	To elect three directors (Proposal A); and

	2)	To ratify the selection by the Board of Directors of the firm of Deloitte & Touché LLP as the Company’s independent registered public accounting firm for the current fiscal year (Proposal B); and

	3)	To consider and act upon a proposal to amend Article 3 of the Company’s Articles of Incorporation to increase the authorized shares of Common Stock from 100,000,000 shares to 200,000,000 shares (Proposal C); and

	4)	To consider and act upon a proposal to approve the Company’s At Risk Compensation Plan (Proposal D); and

	5)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Proxy Voting:	Your vote is important. Please vote in one of these ways:

	1)	Visit the website shown on the proxy card;

	2)	Use the toll-free telephone number shown on the proxy card;

	3)	Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope; or

	4)	Submit a ballot at the Annual Meeting of Shareholders.

PIEDMONT NATURAL GAS COMPANY, INC.

4720 Piedmont Row Drive

Post Office Box 33068

Charlotte, North Carolina 28233

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 3, 2006

You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Piedmont Natural Gas Company, Inc. (“Piedmont Natural Gas” or “Company”) to be held beginning at 8:30 a.m. on Friday, March 3, 2006, at the Company’s corporate headquarters building, 4720 Piedmont Row Drive, Charlotte, North Carolina 28210. The Annual Meeting will begin with discussion and voting on the matters set forth in this Proxy Statement, followed by a report by our Chairman, President and Chief Executive Officer, Thomas E. Skains, on the Company’s operations and financial performance. The purposes for which the Annual Meeting will be held are as follows:

1.	To elect three Directors, each to serve for a term of three years (Proposal A);

2.	To ratify the selection by the Board of Directors of the firm of Deloitte & Touché LLP as the Company’s independent registered public accounting firm for the current fiscal year (Proposal B); and

3.	To consider and act upon a proposal to amend Article 3 of the Company’s Articles of Incorporation to increase the authorized shares of Common Stock from 100,000,000 to 200,000,000 shares (Proposal C); and

4.	To consider and act upon a proposal to approve the Company’s At Risk Compensation Plan (Proposal D); and

5.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on January 10, 2006, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. Accordingly, only holders of Common Stock of record on such date will be entitled to vote at the Annual Meeting. This proxy statement, along with a proxy card, is being mailed to shareholders beginning on or about January 26, 2006.

If you are unable to attend the Annual Meeting, you may listen live over the Internet. You may access the audio of the Meeting at our website at www.piedmontng.com. Additionally, a copy of the slides and audio of Mr. Skains’ presentation will be maintained on the website for reference after the Annual Meeting. This will allow anyone who cannot attend the Annual Meeting to hear Mr. Skains’ message. Please note that the information contained on our website, including the copy of the slides and audio of Mr. Skains’ presentation, is not incorporated by reference into this proxy statement.

Even if you plan to attend the Annual Meeting, please promptly complete, sign, date and return the enclosed proxy in the accompanying reply envelope. If your shares are registered directly with our transfer agent, American Stock Transfer & Trust Company, you may vote either via the Internet or by calling the transfer agent. Specific instructions to be followed by any registered shareholder interested in voting via the Internet or telephone are set forth on the enclosed proxy card. If your shares are held in a bank or brokerage account, you may be eligible to vote your proxy electronically or by telephone. Please refer to the enclosed voting form for instructions. Consenting to view future annual reports and proxy statements on the Internet will save the Company money by reducing printing and postage costs, and is friendlier to the environment. If you have Internet access, we hope you will use this electronic distribution method.

On behalf of the directors, management and employees of Piedmont Natural Gas, thank you for your continued support and confidence in our Company.

Sincerely,

/s/ MARTIN C. RUEGSEGGER
Martin C. Ruegsegger
Vice President, Corporate Counsel and Secretary

January 26, 2006

PIEDMONT NATURAL GAS COMPANY, INC.

4720 Piedmont Row Drive

Charlotte, North Carolina 28210

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:	The Board of Directors is soliciting your proxy to vote at the Annual Meeting because you are a stockholder as of the close of business on January 10, 2006, the record date, and are entitled to vote at the Meeting. This proxy statement and 2005 annual report, along with a proxy card, are being mailed to stockholders beginning on or about January 26, 2006. The proxy statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If your shares are registered directly in your name with the Company’s stock transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” The proxy statement, annual report and proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in a street name. The proxy statement and annual report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing.

Q:	What is “householding” and how does it affect me?

A:	The Company has adopted a process for mailing the annual report and proxy statement called “householding,” which has been approved by the Securities and Exchange Commission. Householding means that stockholders who share the same last name and address will receive only one copy of the annual report and proxy statement, unless we receive contrary instructions from any stockholder at that address. The Company will continue to mail a proxy card to each stockholder of record.

If you prefer to receive multiple copies of the proxy statement and annual report at a shared address, additional copies will be promptly provided to you upon request. If you are a stockholder of record, you may contact us by writing to American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038, or by calling the toll-free number 1-800-937-5449. Eligible stockholders of record receiving multiple copies of the annual report and proxy statement can request householding by contacting American Stock Transfer & Trust Company in the same manner. The Company has undertaken householding to reduce printing costs and postage fees, and we encourage you to participate. You may also contact us at the telephone number and address above to notify us that you wish to discontinue householding and receive multiple copies of the annual report and proxy statement in the future.

If you are a beneficial owner, you may request additional copies of the proxy statement and annual report or you may request householding by notifying your broker, bank or nominee.

Q.	Can I access the proxy statement and annual report on the Internet instead of receiving paper copies?

A:	This proxy statement and the 2005 annual report are located on the Company’s website: www.piedmontng.com. Many stockholders can access future proxy statements and annual reports on the Internet instead of receiving paper copies in the mail. If you would like to receive future Company proxy statements and annual reports electronically, please visit www.investpower.com to enroll. Please reference the Company number and account number on the front portion of your proxy card. Receiving future annual reports and proxy statements via the Internet will be simpler for you, will save the Company money and is friendlier to the environment. If you have Internet access, we hope you will follow the instructions and sign up.

If you are a stockholder of record, you can choose this option by marking the appropriate box on your proxy card or by following the instructions if you vote by telephone or the Internet. If you choose to access future proxy statements and annual reports on the Internet, you will receive a proxy card in the mail next year with instructions containing the Internet address for those materials. Your choice will remain in effect until you advise us otherwise.

If you are a beneficial owner, please refer to the information provided by your broker, bank or nominee for instructions on how to elect to access future proxy statements and annual reports on the Internet. Most beneficial owners who elect electronic access will receive an e-mail message next year containing the Internet address for access to the proxy statement and annual report.

Q:	What am I voting on?

A:	Election of three previously elected directors: John W. Harris, Aubrey B. Harwell, Jr., and David E. Shi (Proposal A); and

B.	Ratification of the Board of Directors’ selection of Deloitte & Touché LLP as independent auditors for the 2006 fiscal year (Proposal B); and

C.	Amendment of Article 3 of the Company’s Articles of Incorporation to increase the authorized shares of Common Stock from 100,000,000 to 200,000,000 shares (Proposal C); and

D.	Approval of the Company’s At Risk Compensation Plan (Proposal D).

The Board recommends a vote FOR each proposal listed above.

Q:	What is the voting requirement to elect the directors and to approve the other proposals?

A:	In the election of directors, the three persons receiving the highest number of affirmative votes will be elected. The ratification of the selection of Deloitte & Touché LLP as the independent registered public accounting firm, the increase in the number of authorized shares, and the approval of the Company’s At Risk Compensation Plan require an affirmative vote of a majority of the votes cast. If you are present or represented by proxy at the Meeting and you abstain, your abstention, as well as broker non-votes, are not counted as votes cast on any matter to which they relate. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. With respect to election of the Directors, the ratification of the selection of the independent registered public accounting firm, and the other proposals, abstentions and broker non-votes will not affect the election results, so long as a quorum is present.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of Common Stock that you hold on the election of each director, on the ratification of the selection of Deloitte & Touché LLP, and the consideration of the approval of the increase in authorized shares of common stock and the At Risk Compensation Plan. You may withhold votes from any or all nominees. If your proxy is properly marked, signed, dated and returned, and not revoked, or if your vote is made via telephone or the Internet (see below) and not revoked, it will be voted in accordance with the instructions thereon. If no instructions are given, the proxy will be voted for the nominees named herein for election as directors, for the ratification of the selection of Deloitte & Touché LLP as independent auditors for the current fiscal year, for the increase in the number of authorized shares of Common Stock, and the approval of the At Risk Compensation Plan. Except for the votes that stockholders of record withhold from any or all nominees, the persons named in the proxy card will vote such proxy FOR and, if necessary, will exercise their voting rights to elect the nominees as directors of the Company. Should other matters properly come before the Annual Meeting, the proxyholders will vote the proxies thereon in accordance with their best judgment.

Q:	How do I vote?

A:	You may vote using any of the following methods:

Proxy card or voting instruction card - Be sure to sign and date the card and return it in the prepaid envelope. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote FOR all the proposals as presented in this proxy statement.

By telephone or the Internet - The telephone and Internet voting procedures established for stockholders of record are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that your instructions have been properly recorded.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareholders who receive a paper copy of the annual report and proxy statement the opportunity to vote via the Internet or by telephone. If the entity holding your shares is participating in ADP’s program for telephone voting: 1) have your voting form in hand, call the number and follow the instructions. For voting electronically, have the voting form in hand, go to the website indicated on the enclosed form and follow the instructions. If your voting form does not reference electronic voting or telephone information, or you desire to send in your paper proxy card, please complete and return the paper proxy card in the self-addressed, postage-paid envelope provided.

In person at the Annual Meeting - All stockholders of record may vote in person at the Annual Meeting. You may also be represented by another person at the meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot when you vote at the meeting.

Q:	What can I do if I change my mind after I vote by proxy?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by sending written notice of revocation to the Vice President, Corporate Counsel and Secretary of the Company, by submitting a new, proper proxy by telephone, Internet or paper ballot after the date of the revoked proxy, or attending the Annual Meeting and voting in person.

If you are a beneficial owner, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.

Q:	Who will count the votes?

A:	American Stock Transfer & Trust Company will tabulate the votes.

Q:	What constitutes a quorum?

A:	As of the record date, 76,606,285 shares of Common Stock were issued and outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

Q:	Who can attend the Annual Meeting?

A:	All stockholders as of the record date may attend the Annual Meeting.

Q:	Are there any stockholders who own more than five percent of the Common Stock?

A:	As of December 28, 2005, the Company knew of only one individual, corporation or other entity that beneficially owned more than five percent of the outstanding Common Stock. Cincinnati Financial Corporation, 6200 South Gilmore Road, Fairfield, Ohio 45014, owned 5,584,800 shares, or approximately 7.291% of the outstanding Common Stock. This information is based upon information provided to the Company by an executive officer of Cincinnati Financial Corporation who exercises sole voting and sole dispositive power over the shares.

Q:	When are shareholder proposals or nominations of persons for election as a member of the Board of Directors due for the 2007 Annual Meeting?

A:	In order to be considered for inclusion in next year’s proxy statement, shareholder proposals and any nominations of persons for election as a member of the Board of Directors must be submitted in writing by September 15, 2006, to the Vice President, Corporate Counsel and Secretary, Piedmont Natural Gas Company, Inc., 4720 Piedmont Row Drive, Charlotte, North Carolina 28210.

Q:	What happens if a nominee for director becomes unavailable for election?

A:	If any of the nominees becomes unavailable for election, which we do not expect, the Board may designate a substitute nominee or nominees, and votes cast for the unavailable nominee will be applied to the substitute. The Board may also reduce the number of directors.

Q:	How can I contact a member of the Board of Directors?

A:	Any stockholder may contact a member of the Board of Directors by writing to the Board of Directors or any individual Director in care of Piedmont Natural Gas Company, Inc., 4720 Piedmont Row Drive, Charlotte, North Carolina 28210, or by sending a written communication to Kim R. Cocklin, Senior Vice President, General Counsel and Chief Compliance Officer, 4720 Piedmont Row Drive, Charlotte, North Carolina 28210, or by sending an electronic message to Mr. Cocklin at kim.cocklin@piedmontng.com. Any communication addressed to a Director at the principal office of the Company shall be delivered or forwarded to the addressee as soon as practicable. Communications addressed to the Board of Directors or to an unspecified Director will be delivered or forwarded to the Independent Lead Director.

Q:	How much did this proxy solicitation cost?

A:	Doring & Associates, Inc., has been hired by the Company to assist in the distribution of proxy materials and solicitation of votes for $4,000, plus reasonable out-of-pocket expenses. Solicitation will be done by telephone, mail or other means of communication. Directors, officers and employees of the Company may also solicit proxies and will not be compensated for any such solicitation. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the stockholders of record.

Thank you for your support of Piedmont Natural Gas.

Security Ownership of Certain Beneficial Owners

The following table sets forth each person or entity known by management to own of record or beneficially more than 5% of the outstanding Common Stock.

Title of Class	Name and address of Beneficial owner	Amount and nature of beneficial ownership	Percent of Class
Common Stock	Cincinnati Financial Corporation 6200 South Gilmore Road Fairfield, Ohio 45014	5,584,800 shares(1)	7.291%

(1)	This information is based on information provided to the Company by an executive officer of Cincinnati Financial Corporation who exercises sole voting and sole dispositive power over the shares.

PROPOSAL A

ELECTION OF DIRECTORS

The By-Laws of the Company provide that the Board of Directors shall consist of such number of directors as shall be fixed from time to time by resolution of the Board, but shall not be less than nine. The number of directors is currently fixed at ten. The Articles of Incorporation divide the Board into three classes, designated Class I, Class II and Class III, with one class standing for election each year for a three-year term. The Articles provide that each class shall consist as nearly as possible of one-third of the total number of directors constituting the entire Board.

John W. Harris, Aubrey B. Harwell, Jr., and David E. Shi, whose terms expire at the Meeting, are again standing for election in Class II. The Board has designated all three directors as “independent” members of the Board. The shareholders have previously elected all these nominees.

In the absence of instructions to the contrary, it is intended that the shares covered by the accompanying proxy will be voted for the election of these persons as directors in the class denoted above. The election of directors requires a plurality of the votes cast at the Meeting. If all nominees are elected, the Board will consist of ten members.

The Board does not know of any nominees who will be unable or unwilling to serve, but if any nominee should be unable to serve, the proxies will be voted under discretionary authority for a substitute or substitutes designated by the Board, unless appropriate action has been taken to provide for a lesser number of directors.

Nominees for Election as Class II Directors for a Term Expiring in 2009:

John W. Harris	1997	Age 58. President of Lincoln Harris LLC (commercial real estate and investment management), Charlotte, North Carolina. Mr. Harris is also a director of Dominion Resources, Inc. and Mapeley, Ltd.

Aubrey B. Harwell, Jr.	2002	Age 63. Managing Partner in the law firm of Neal & Harwell, PLC (legal services), Nashville, Tennessee.

David E. Shi	2003	Age 54. President, Furman University (educational institution), Greenville, South Carolina.

Class III Directors Continuing in Office Until 2007:

Jerry W. Amos	1978	Age 67. Attorney at law, Charleston, South Carolina. Prior to January 2005, Mr. Amos was a partner in the law firm of Nelson, Mullins, Riley & Scarborough, L.L.P.

D. Hayes Clement	2000	Age 70. Retired audit partner of Arthur Andersen LLP (accounting and auditing services), Greensboro, North Carolina.

Thomas E. Skains	2002

Age 49. Chairman of the Board, President and Chief Executive Officer of the Company, Charlotte, North Carolina. Mr. Skains was elected Chairman of the Board effective December 12, 2003. Mr. Skains was elected President and Chief Executive Officer effective February 28, 2003. From 2002 to 2003, Mr. Skains was President and Chief Operating Officer.

Class I Directors Continuing in Office Until 2008:

Malcolm E. Everett III	2002	Age 59. Retired Senior Executive Vice President, Director of Corporate and Community Affairs, Wachovia Corporation (banking and investment services), Charlotte, North Carolina.

Muriel W. Helms	1993	Age 64. Retired Partner, Greater Carolinas Real Estate Services, Inc. (real estate services), Charlotte, North Carolina.

Frank B. Holding, Jr.	2003

Age 44. President and Chief Administrative Officer, First Citizens BancShares, Inc. (banking and investment services), Raleigh, North Carolina. Mr. Holding is also a director of First Citizens BancShares, Inc.

Minor M. Shaw	2004	Age 58. President, Micco Corporation and Mickel Investment Group (investments), Greenville, South Carolina.

INFORMATION REGARDING THE BOARD OF DIRECTORS

Corporate Governance Guidelines

Sound corporate governance practices are an important part of our foundation and tradition. We have many longstanding policies and practices, and we have also added measures to further strengthen our Company. Our corporate governance practices include the following:

•	Other than our Chief Executive Officer, none of our Directors, are, or ever have been, employed by the Company.

•	Directors and executive officers are committed to owning stock in the Company.

•	Directors have stock ownership guidelines that require each to own at least five times their annual retainer by the latter of June 2, 2005, or five years of their election as a Director. All Directors own more stock than the required minimum.

•	Officers have stock ownership guidelines that require each to own between two times to five times their annual base salary by the latter of December 8, 2006, or five years of their election to their position.

•	The Company does not permit loans to Directors or executive officers.

•	The Company’s Audit Committee, Compensation Committee, and Directors and Corporate Governance Committee are each comprised of only independent Directors.

•	At each Board meeting, non-employee Directors meet in executive session without management present.

•	The Board has elected Malcolm E. Everett III as the independent lead director who chairs the executive sessions of the Board.

•	The Company’s Audit Committee has the sole authority to retain and replace our independent registered public accounting firm.

•	The Company’s Compensation Committee has the sole authority to retain and replace our independent compensation consultants.

•	The lead partner of the independent registered public accounting firm that audits the Company is rotated off the Company’s account at least every five years.

•	The Company encourages its employees to own Company common stock, however, the Company’s 401(k) plans are structured so that employees must diversify their holdings.

The following corporate governance documents have been adopted by the Board and appear on the Company’s website (www.piedmontng.com) under the “About Us” section. All corporate governance documents are updated on the Company’s website upon amendment.

•	Corporate Governance Guidelines.

•	Code of Business Conduct and Ethics.

•	Board Committee Charters.

•	Audit Committee.

•	Benefits Committee.

•	Compensation Committee.

•	Directors and Corporate Governance Committee.

•	Finance Committee.

You may also obtain a written copy of these documents by contacting the Vice President, Corporate Counsel and Secretary at Piedmont Natural Gas Company, Inc., 4720 Piedmont Row Drive, Charlotte, North Carolina 28210.

Finally, the Code of Business Conduct and Ethics applies to the Board members and all Company employees, including the Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer or Controller or persons performing similar functions. If we amend the Code of Business Conduct and Ethics or grant a waiver, including an implicit waiver, from the Code of Business Conduct and Ethics, we intend to disclose the information on our website at www. Piedmontng.com within four business days.

A Majority of Board Members is Independent

All non-management members of the Board of Directors, other than Mr. Amos, satisfy the independence requirements of the New York Stock Exchange. Because Mr. Amos was engaged as a consultant to the Company until December 31, 2005, whose fees exceeded the minimum threshold established under the three year look-back independence provisions of the New York Stock Exchange from November 1, 2004, Mr. Amos may not be considered independent from the Company. At the meeting of the Board of Directors on December 16, 2005, the Board adopted categorical standards of director independence, which are shown below. These standards supplement the independence requirements recently promulgated by the New York Stock Exchange. Directors who meet these standards are considered to be “independent.” The Board has determined that the following majority of Board members qualify as independent: D. Hayes Clement, Malcolm E. Everett III, John W. Harris, Aubrey B. Harwell, Jr., Muriel W. Helms, Frank B. Holding, Jr., Minor M. Shaw and David E. Shi.

Categorical Standards of Director Independence:

•	A director who at all times during the last three fiscal years has met all of the following categorical standards shall be presumed to be “independent.”

•	The Company has not employed the director, and has not employed (except in a non-executive officer capacity) any of his or her immediate family members. For purposes of these categorical standards, the Board has adopted the definition of an “immediate family member” as adopted by the New York Stock Exchange, which includes parents, siblings and in-laws of the director, as well as anyone else (other than domestic employees) who share such director’s home.

•	Neither the director, nor any of his or her immediate family members, during any consecutive 12-month period, has received more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

•	Neither the director nor an immediate family member (i) is a current partner of a firm that is the Company’s internal or external auditor or (ii) was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time.

•	The director is not employed by a firm that is the Company’s internal or external auditor and the director does not have an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice.

•	Neither the director, nor any of his or her immediate family members, has been part of an “interlocking directorate” in which an executive officer of the Company serves on the compensation (or equivalent) committee of another company that employs the director or any of his immediate family members in an executive officer capacity.

•	Neither the director, nor any of his or her immediate family members is a current executive officer of a company that has made payments to, or received payments from, the listed company for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of (a) $1 million or (b) more than 2% of such other company’s consolidated gross revenues.

•	Neither the director, nor any of his or her immediate family members has had a personal services contract with the Company, its chairman, chief executive officer or other executive officer, or any affiliate of the Company.

•	Neither the director, nor any of his or her immediate family members, has been an executive officer of a foundation, university or other non-profit organization to which the Company gives directly, or indirectly through its charitable foundation or the provision of services, more than $100,000 per annum or 1% of the total annual donations received (whichever is less).

•	Neither the director, nor any of his or her immediate family members, either directly or indirectly as a partner, shareholder or officer of another company, has owned more than 5% of the Company’s common stock.

•	Neither the director, nor any of his or her immediate family members, has been employed by (or affiliated with) a significant lender of the Company. For the purposes of this categorical standard, a lender shall be considered significant if the credit extended is more than 5% of the consolidated assets of the Company.

Chairman of the Board

On March 4, 2005, the Board reelected Thomas E. Skains as Chairman of the Board. The Chairman of the Board presides at all meetings of the Board and exercises and performs such other powers and duties as may be periodically assigned to him by the Board or prescribed by the Company’s By-Laws.

Independent Lead Director

On March 4, 2005, the Board reelected Malcolm E. Everett III as the Independent Lead Director. The Independent Lead Director chairs Board meetings during any meetings or portions of meetings where the Chairman, a member of Company management, is absent, including all executive sessions of non-management directors. The Independent Lead Director also consults with the Chief Executive Officer on business issues and with the Chief Executive Officer and the Chairman of the Directors and Corporate Governance Committee on Board management.

How to Contact a Member of the Board of Directors

Any stockholder may contact a member of the Board of Directors by writing to the Board of Directors, including the Independent Lead Director or the non-management Directors as a group, or any individual Director or Directors, in care of Piedmont Natural Gas Company, Inc., 4720 Piedmont Row Drive, Charlotte, North Carolina 28210, or by sending a written communication to Kim R. Cocklin, Senior Vice President, General Counsel and Chief Compliance Officer, 4720 Piedmont Row Drive, Charlotte, North Carolina 28210, or sending an electronic message to Mr. Cocklin at kim.cocklin@piedmontng.com. Any communication addressed to a Director or the Board at large at the principal office of the Company shall be delivered or forwarded to the addressee as soon as practicable. Communications addressed to the Board of Directors or to an unspecified Director will be delivered or forwarded to the Independent Lead Director.

Executive Sessions of the Board of Directors’ Meetings

Executive sessions of the Board attended by only non-management Directors are held at each Board meeting and at such other times as may be requested by any Director. An executive session of non-management Directors was held at each Board meeting during the 2005 fiscal year. Mr. Everett, the Independent Lead Director, chairs the executive sessions of the Board. Information as to how to contact Mr. Everett or any member of the Board is shown in the paragraph above.

Attendance at Annual Shareholders Meeting and Board and Committee Meetings

All Directors attended the 2005 Annual Meeting of Shareholders, except for Mr. Harris. The Board has a policy that all Directors should attend each Shareholder, Board and Committee meeting absent extenuating circumstances. During the 2005 fiscal year, the Board held five Board meetings.

Committees of the Board

The Board has several standing committees, including an Audit Committee, a Compensation Committee and a Directors and Corporate Governance Committee. Each of the three Committees named above is composed entirely of independent, non-management directors as defined by the New York Stock Exchange Listed Company Standards and the categorical standards of independence adopted by the Board. None of the directors that serve on these three Committees named above are former or current officers of the Company.

The members of the Audit Committee are D. Hayes Clement (Chairman), Muriel W. Helms, Frank B. Holding, Jr., and Minor M. Shaw. Each member of the Audit Committee is independent and financially literate as defined by the New York Stock Exchange Listed Company Standards. In addition, the Board has determined that Mr. Clement qualifies as a “financial expert” as defined by regulations adopted by the Securities & Exchange Commission. No member of the Audit Committee served on any other audit committee of another publicly held company in 2005. The Audit Committee met six times during the 2005 fiscal year. The Audit Committee (a) serves as an independent and objective body to monitor, assess and assist Board oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the independent registered public accounting auditor’s qualifications and independence and the performance of the Company’s internal audit function and independent registered public accounting auditors; (b) oversees the audit and other services of the Company’s independent registered public accounting auditors and is directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting auditors; and (c) provides an open avenue of communication among the Company’s independent registered public accounting auditors, accountants, financial and senior management, the internal auditing department and the Board. The Audit Committee Charter adopted by the Board can be found on the Company’s website at www.piedmontng.com.

The members of the Compensation Committee are John W. Harris (Chairman), D. Hayes Clement, Malcolm E. Everett III, and Minor M. Shaw. The Committee met twice during the 2005 fiscal year. The Compensation Committee oversees compensation policies and programs. It also recommends to the Board the salaries and other compensation of elected officers and reviews executive development and management succession plans. The Compensation Committee charter can be found on the Company’s website at www.piedmontng.com.

The members of the Directors and Corporate Governance Committee are Aubrey B. Harwell, Jr. (Chairman), Malcolm E. Everett III, John W. Harris and David E. Shi. The Committee met five times during fiscal year 2005. This Committee reviews and articulates the governance structure of the Board and the Company’s position and practices on significant issues of public responsibility. This Committee also recommends to the Board nominees to fill vacancies on the Board as they occur and recommends candidates for election as directors at annual meetings of shareholders. The Committee will consider nominees recommended by shareholders upon submission in writing to the Vice President, Corporate Counsel and Secretary of the names of such nominees, together with their qualifications for service and evidence of their willingness to serve. Such nominations to the Board must be made by September 15, 2006 for consideration at the 2007 Annual Meeting of Shareholders. The Directors and Corporate Governance Committee charter can be found on the Company’s website at www.piedmontng.com.

The Directors and Corporate Governance Committee has a process of identifying and evaluating potential nominees for election as members of the Board. This Committee and the Board each have a policy that potential nominees shall be evaluated no differently regardless of whether the nominee is recommended by a shareholder, a Board member, or Company management. This Committee considers potential nominees from all these sources, develops information from many sources concerning the potential nominee, evaluates the potential nominee as to the qualifications that the Committee and the Board have established and makes a decision whether to recommend any potential nominee to the Board for consideration for election as a member of the Board. Candidates for Board membership must possess the intelligence, integrity, strength of character and sense of timing required to provide the leadership and guidance to effectively govern and to recommend alternative solutions to problems. The independence necessary to make an unbiased evaluation of management performance and effectively carry out responsibilities of oversight will be considered. Candidates must have an awareness of both the business and social environment within which the Company operates. They must have the commitment, sense of urgency and spirit of cooperation that will enable them to interface with other Board members in directing the future, profitable growth of the Company, in an ethically responsible fashion. Furthermore, the Board considers a number of relevant factors, including, but not limited to, the following: a) Candidates for Board membership with extensive experience in a senior executive role with a major business organization and, preferably, be either a Chief Executive Officer, President, or Chairman and b) Candidates with equivalent experience from other backgrounds such as academic, government, legal, accounting, audit or other recognized professions. Qualified candidates often will have had exposure to the numerous programs a corporation employs relative to creating shareholder value, while balancing the needs of all stakeholders. Candidates will normally be associated with organizations that do not have competitive lines of business or other conflicts of interest with the Company. The composition, skills and needs of the Board change over time, and other factors will be considered in establishing the desirable profile of candidates for any specific opening on the Board. The Company has not paid any compensation or other consideration to third parties in identifying or evaluating potential nominees for consideration for election as a member of the Board.

Directors’ Compensation Policy

Directors who are not employees of the Company or its affiliated companies are paid an annual retainer for Board service of $24,000, an annual Common Stock grant equivalent to $20,000, an attendance fee of $1,500 for each Board meeting attended, an attendance fee of $1,500 for each committee meeting attended (the chair of each committee shall receive an attendance fee of $1,800), and each Director shall be entitled to be reimbursed for reasonable expenses incurred in attending any such meetings. The Independent Lead Director is paid an additional $10,000 annual fee. The chair of the Audit Committee is paid an additional $8,000 annual fee, the chairs of the Compensation Committee and the Directors and Corporate Governance Committee are each paid an additional $5,000 annual fee, and the chairs of the Benefits Committee and the Finance Committee are each paid an additional $2,500 annual fee. If a Director elects to invest all of the annual retainer and all of the attendance fees in the Company’s Dividend Reinvestment and Stock Purchase Plan (“DRIP”), the Company will match 25% of the annual retainer, annual fee and meeting fees for investment in the DRIP. Newly elected Directors receive a one-time Company Common Stock grant valued at $15,500 upon the effective date of election as a Director. Directors who are employees receive no additional compensation for their services as Directors.

Director Stock Ownership Guidelines

The Board, at the recommendation of the Directors and Corporate Governance Committee, has adopted Company Common Stock ownership guidelines for all Directors, and each Director has guidelines to achieve the established ownership levels over the course of five years from June 2, 2000, or the date of election, whichever is later. The Board strongly advocates Director share ownership as a means by which to better align Director interests with those of all shareholders. Over the course of five years, each Director has a guideline to reach a share ownership position, the market value of which is five times the annual retainer of each Director. Each Director currently owns more than enough Company Common Stock to comply with this policy.

Retirement Policy

Non-employee Directors first elected on or prior to August 20, 2003, who retire from the Board at any age with more than ten continuous years on the Board or who is at least 72 years of age, if such Director has served on the Board less than ten continuous years, is entitled to receive an annual retirement benefit equal to the annual retainer fee in effect at the time of his or her retirement. This retirement benefit will continue for the life of the Director. Should an eligible non-employee Director die before ten years have elapsed from the retirement date of that Director from the Board, a retirement benefit shall be paid to the Director’s designated beneficiary(s) in an amount equal to the annual retainer fee in effect at the time of the Director’s retirement for the remaining portion of the ten-year period following the retirement date of that Director from the Board. Should an eligible non-employee Director die while serving on the Board, the Director’s designated beneficiary(s) shall be paid ten times the annual retainer fee that is in effect at the date of such Director’s death.

In the event of a change in control, an eligible non-employee Director shall be entitled to receive the benefits listed in the previous paragraph above as if the Director had retired on the date immediately preceding the change in control or potential change in control without regard to the number of years served, or, at the option of the Director, a lump sum cash amount equal to 150% of the net present value of such retirement benefits.

Non-employee Directors first elected after August 20, 2003, do not receive any of the foregoing retirement or change of control benefits.

Service on Other Boards of Directors of Publicly Held Companies Policy

Non-management Directors generally must limit service to not more than three boards of directors of other publicly traded companies (in addition to that of the Company) on which they may serve. If a Director seeks to serve on more than three such boards, the Director must obtain approval of the Directors and Corporate Governance Committee for that additional service. Members of the Audit Committee generally must not serve on more than two publicly traded company audit committees simultaneously, including that of the Company. If a Director seeks to serve on more than two publicly traded company audit committees, the Director must obtain approval from the Directors and Corporate Governance Committee for that additional service. Where the Chief Executive Officer of the Company is willing to serve on more than two boards of other publicly held companies (in addition to the Board of the Company), the Chief Executive Officer must seek and obtain approval from the Directors and Corporate Governance Committee for that additional service. At its discretion, the Directors and Corporate Governance Committee may refer the request for approval of additional service of any of the foregoing to the full Board of Directors.

Resignation Policy

The Board, in selecting its members, considers a number of factors, including the personal and professional background, experiences and geographic location of a prospective member at the time of his or her consideration for selection. The Board also considers it appropriate for a Director to offer his or her resignation in the event of any significant change in personal or professional circumstances that should reasonably cause a re-examination of the Director’s continued membership on the Board, including retirement or a change in principal job responsibilities, a permanent residence relocation to a community different than that at the time of election, or any situation that could bring negative attention to the Company. Should a Director have any such significant change in personal or professional circumstances, a letter of resignation shall be offered by such Director to the Chairman of the Board of the Company who will forward such letter for review and recommendation by the Directors and Corporate Governance Committee and final determination by the Board. A Director who experiences a significant change in personal or professional circumstances will not necessarily be removed from the Board, but the Board will have an opportunity to re-examine the Director’s continued Board membership under the changed circumstances. Following a recommendation by the Directors and Corporate Governance Committee to the Board as to whether such letter of resignation should be accepted or rejected, the Board (excepting the subject Director) votes to either accept or reject the letter of resignation, with the status of said Director being decided by majority vote.

Certain Relationships and Related Transactions

During 2005, John W. Harris served as President of Lincoln Harris LLC. In 2003, the Company executed an agreement with Lincoln Harris to act as its agent to sell the existing Corporate office headquarters building and to assist in the move to another location. The agreement was negotiated at arm’s length in the ordinary course of business and was approved by the Board. In December 2003, the Board authorized Company management to proceed with selling the Company’s Corporate office building at 1915 Rexford Road in Charlotte, North Carolina, and relocating to a new Corporate office building in Charlotte, North Carolina. The Company, acting through Lincoln Harris as its agent, received competitive bids for the sale of the office building located at Rexford Road and sold the building during 2005. Lincoln Harris received a real estate commission of $226,000 in conjunction with this sale. Mr. Harris personally received $70,132 of this real estate commission.

In 2004, the Company entered into an agreement with Crescent Resources LLC to lease office space in a newly constructed building. The selection of the new office space was based on a request for proposal seeking competitive bids and represented the most competitive bid received. Lincoln Harris is the leasing agent for this new building.

As a result of the Company lease, Crescent Resources paid Lincoln Harris a leasing commission fee of $714,000 and Mr. Harris, as an officer/owner of Lincoln Harris, personally received $252,630.

The Board has determined Mr. Harris continues to remain an independent director after consideration of all relevant facts and circumstances and applying the New York Stock Exchange Listed Company Standards and the categorical standards of independence adopted by the Board. In particular, the presumption of independence applies because Mr. Harris did not receive direct or indirect payments from the Company in any of the preceding three fiscal years in an amount greater than $1,000,000 or 2% of Lincoln Harris’ consolidated gross revenues.

Mr. Harris has and will continue to recuse himself from all discussion, consideration, decision and board action directly or indirectly related to any services and/or representation by Lincoln Harris relating to the Company.

Prior to 2005, Jerry W. Amos was a partner in the law firm of Nelson Mullins Riley & Scarborough, L.L.P that provided legal services to the Company. Transactions involving the law firm and the Company were made in the ordinary course of business and, in the opinion of management, were on substantially the same terms to the Company as those prevailing at the time from unrelated parties for comparable services. Effective December 31, 2004, Mr. Amos retired from the law firm. Mr. Amos has continued to provide legal and consulting services to the Company. He received $111,228 in direct compensation during fiscal year 2005 and is deemed to not qualify as an independent director.

The Board of Directors unanimously recommends a vote FOR the election of the nominees for Directors for the terms stated.

PROPOSAL B

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touché LLP to serve as independent registered public accounting firm for the fiscal year ending October 31, 2006. The selection of Deloitte & Touché LLP to serve as the Company’s independent registered public accounting firm was affirmed by the Board of Directors. Deloitte & Touché LLP has served as the Company’s independent registered public accounting firm since 1951. Although not required to submit this selection to the shareholders for ratification, the Board believes it is desirable that an expression of shareholder opinion be solicited.

Deloitte & Touché representatives are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The aggregate fees and reimbursable expenses for professional services provided by Deloitte & Touché LLP for the fiscal years ended October 31, 2005 and 2004, are:

Fees for Services	2005	2004
Audit Fees	$927,841	$666,768
Audit-Related Fees(a)	94,174	118,160
Tax Fees(b)	55,590	69,054
All Other Fees(c)	14,435	36,975

Total Fees	$1,092,040	$890,957

(a)	Consists primarily of fees for audits of the Company’s employee benefit plans and, in 2004, Sarbanes-Oxley Act of 2002 compliance readiness work.

(b)	Consists primarily of reviews of income tax returns and preparation of tax returns for employee benefit plans.

(c)	Consists primarily of financial and tax planning services for executives. During 2004, the Company engaged a firm other than Deloitte & Touché LLP to perform these services.

The Audit Committee has considered whether the provision of audit-related, tax and all other services is compatible with maintaining the independence of Deloitte & Touché LLP. All such services are approved by the Audit Committee before the services are rendered.

If a majority of the shares of Common Stock represented at the Annual Meeting is voted against ratification of the selection of Deloitte & Touché LLP, the Audit Committee will reconsider the selection of this independent registered public accounting firm.

The Board of Directors unanimously recommends a vote FOR the ratification of the selection of Deloitte & Touché LLP as the Company’s independent registered public accounting firm.

PROPOSAL C

AMENDMENT OF ARTICLE 3 OF

THE ARTICLES OF INCORPORATION

TO INCREASE THE AUTHORIZED NUMBER OF SHARES

OF COMMON STOCK

On December 16, 2005, the Board adopted and recommended for shareholder approval an amendment of the Company’s Articles of Incorporation to increase the authorized Common Stock from 100,000,000 to 200,000,000 shares, for the reasons discussed below. A copy of the proposed amendment of Article 3 of the Articles of Incorporation is attached to this Proxy Statement as Appendix A. Article 3 currently provides for the issuance of up to 100,000,000 shares of Common Stock, without par value, and 175,000 shares of preferred stock, also without par value. As of January 10, 2006, 76,620,185 shares of Common Stock were outstanding and 3,494,621 shares of Common Stock were reserved for issuance pursuant to the Dividend Reinvestment and Stock Purchase Plan (“DRIP”), the 2003 Long-Term Incentive Plan and the Employee Stock Purchase Plan. No preferred shares are outstanding.

The Board believes that it is desirable to increase the number of authorized shares of Common Stock for a number of reasons, including having the shares available for issuance pursuant to the DRIP,

and to accommodate any possible future employee benefit plans, Common Stock dividends or stock splits. Having such additional authorized shares of Common Stock available for issuance will give the Company greater financial flexibility and will allow such shares to be issued without the expense and delay of a special shareholders’ meeting, unless such action is required by applicable law or the rules of any stock exchange on which the Company’s securities may then be listed. At the date of this Proxy Statement, the Company has no agreements or commitments with respect to the sale or distribution of additional shares of Common Stock, except with respect to the DRIP and to certain employee benefit plans.

Except as may be limited by the rules of any exchange on which the Common Stock may be listed, the Board is empowered to authorize the issuance of any authorized but unissued shares of Common Stock at such time or times, to such persons and for such consideration as they may deem appropriate, without further shareholder approval. Holders of Common Stock have no preemptive rights to subscribe to or purchase shares of Common Stock which may be issued in the future.

If the amendment is approved, it is expected that the amendment will become effective upon the accepted filing of Articles of Amendment with the North Carolina Secretary of State.

Vote Required for Adoption of Proposal C

Under North Carolina law, Proposal C will be approved if the number of votes cast in favor of Proposal C exceeds the number of votes cast against Proposal C. Accordingly, holders of shares of Common Stock who abstain from voting or do not vote on this Proposal C will have no effect on the outcome.

The Board of Directors unanimously recommends a vote FOR the increase in the authorized number of shares of Common Stock.

PROPOSAL D

APPROVAL OF COMPANY’S AT-RISK COMPENSATION PLAN

The Company’s shareholders are being requested to approve the Company’s At Risk Compensation Plan (the “Plan”) adopted by the Board of Directors of the Company to be effective November 1, 2005, subject to shareholder approval. The following summary description of the Plan is qualified in its entirety by reference to the full text of the Plan which is attached to this proxy statement as Appendix B.

The Plan, which provides for at-risk compensation payable in cash, stock options, restricted stock and other stock based awards, was approved and recommended by the Compensation Committee (the “Committee”) of the Board of Directors. The Plan is administered by the Committee, which has complete discretion in determining the Company’s key employees and officers (the “Eligible Employees”) and outside directors who shall be eligible to participate in the Plan. The at-risk compensation for the Eligible Employees is based on the performance of the Company and its success in attaining specific strategic goals. The Plan includes both short-term and long-term incentives. The short-term incentives are accomplished through potential payment of annual incentive awards. Equity ownership, provided in the form of long-term incentive compensation, is achieved through restricted shares and performance shares. The purpose of the Plan is to promote the interests of the Company and its shareholders through (a) the attraction and retention of participants essential to the success of the Company; (b) the motivation of participants using performance-related incentives linked to performance goals and the interest of the

Company shareholders, and (c) enabling such individuals to share in the growth and success of the Company and its subsidiaries.

An outside director who is selected by the Committee to participate in the Plan will only be eligible for awards relating to stock and will not be eligible for the annual incentive awards described in more detail below.

The number of shares of the Company’s common stock which may be issued pursuant to the Plan may not exceed in the aggregate 1,500,000 shares. Shares of common stock may be available from the authorized but unissued shares, shares issued and reacquired by the Company or shares purchased in the open market for purposes of the Plan. The closing price of the Company’s common stock on January 10, 2006 was $24.61 per share.

Annual Incentive Awards.

Under the Plan, annual cash incentive awards may be paid to Eligible Employees on the basis of the Company achieving certain performance goals. Following the completion of a performance period, the Committee will undertake or direct an evaluation of performance criteria, and no annual incentive award may be paid without a certification by the Committee that the performance goals have been met. Performance criteria of the Company will be established in writing by the Committee before the beginning of each performance period or at such later time as may be permitted under the Plan. The maximum individual annual incentive award for a performance period of twelve calendar months will be $1 million, provided the Eligible Employee has been a participant under the Plan for such twelve month period.

Restricted Stock.

The Committee may also grant shares of restricted stock under the Plan to such participants, and in such amounts and for such duration and/or consideration as it shall determine. Each restricted stock grant under the Plan shall be evidenced by an award agreement that shall specify the restriction period, the conditions which must be satisfied prior to removal of the restriction, the forfeiture of such shares in the event such conditions are not satisfied, the number of shares of restricted stock granted, and such other provisions as the Committee shall determine. The Committee may specify in the award agreement conditions or restrictions which the Committee may deem advisable, including without limitation, conditions for acceleration or achievement of the end of the restriction period based on any performance criteria. Notwithstanding the foregoing, the Committee has the authority to grant additional unrestricted stock to a participant under the Plan, provided performance criteria are satisfied for a performance period. The shares of restricted stock granted under the Plan may not be sold, or otherwise transferred, until termination of the applicable restriction period or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the applicable award agreement.

Stock Options.

Under the Plan, the Committee may grant stock options to participants as it shall determine. The Committee has complete discretion in determining the type of option granted, the option price (which shall not be less than 100% of the fair market value of the stock on the grant date), the duration of the option, the number of shares of common stock to which an option pertains, any condition imposed upon the exercisability or the transferability of the options (including vesting conditions), the conditions under which the option may be terminated, and any such other provisions as may be warranted to comply with the law or rules of the NYSE. Each option grant shall have such specified terms and conditions detailed in an option agreement made with the Eligible Employee. The option agreement shall specify whether the option is intended to be an incentive stock option or a non-qualified stock option. However, no incentive stock option may be awarded (a) after the tenth anniversary of the date the Plan was adopted by the board of directors, or (b) to a participant who is not an employee. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which will be specified in the option agreement and need not be the same for each participant.

Other Stock Based Awards.

In addition to stock options and restricted stock, the Committee may issue to participants, either alone or in addition to other awards made under the Plan, stock appreciation rights, performance awards or other stock unit awards. Any such awards shall be governed by the terms of an agreement, and the Committee may impose such terms and conditions, similar to those described above, and not inconsistent with the terms of the Plan. Stock appreciation rights shall have an exercise price determined at the time of grant by the Committee, subject to the limitation that the grant price shall not be less than 100% of fair market value of the common stock on the grant date. Performance awards granted hereunder may be issued in the form of either performance units or performance shares. The Committee shall set performance criteria in its discretion for each participant who is granted a performance award, and the extent to which such performance criteria are met will determine the value of the performance unit or performance share to the participant. Stock unit awards granted hereunder may but are not required to be in the form of the Company’s common stock or other securities. The value of each such award shall be based, in whole or in part, on the value of the underlying common stock on the grant date. The Committee, in its sole and complete discretion, shall determine the terms, restrictions, conditions, vesting requirements, and payment rules of the award.

Awards Under the At-Risk Compensation Plan.

Benefits payable or amounts that will be granted upon the approval of the Plan by the shareholders are not determinable at this time. The Plan defines the class of employees, officers, and directors eligible to participate under the Plan. The Company currently expects that awards under the Plan will be made to the Company’s corporate officers and other key employees, and members of the Company’s Board of Directors, which currently consists of approximately 75 individuals in the aggregate.

United States Federal Income Tax Aspects of the At-Risk Compensation Plan.

With respect to non-statutory stock options (an option other than an incentive stock option, which is described below), as a general rule, no federal income tax is imposed on the optionee upon the grant of a non-statutory stock option. In addition, the Company is not entitled to a tax deduction by reason of such a grant. Generally, upon the exercise of a non-statutory stock option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price paid for such shares.

Non-Statutory Stock Options. Upon the exercise of a non-statutory stock option, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized to the award recipient assuming any federal income tax withholding requirements are satisfied. Upon a subsequent disposition of the shares received upon the exercise of a non-statutory stock option, any appreciation after the date of exercise should qualify as a capital gain.

Incentive Stock Options. The incentive stock options under the Plan are intended to constitute “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Incentive stock options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or exercise of incentive stock options if the optionee does not dispose of shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the “holding period”). If these conditions are met and no tax is imposed on the optionee, then the Company would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the underlying shares. With respect to an incentive stock option, the difference between the fair market value of the stock on the date of exercise and the exercise price generally must be included in the optionee’s alternative minimum taxable income.

Upon disposition of the shares received upon exercise of an incentive stock option after the holding period, the difference between the amount realized and the exercise price should constitute a long-term capital gain or loss. If an optionee disposes of shares acquired pursuant to his or her exercise of an incentive stock option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price, and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

Restricted Stock. An individual who has been granted stock under the Plan will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. Upon expiration of the forfeiture restrictions (i.e., as shares become vested), the holder will realize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares, and, subject to the application of Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. Dividend equivalents accrued and paid to the holder during the period that the forfeiture restrictions apply will also be treated as compensation income to the holder and deductible as such by the Company.

However, the recipient of restricted stock may elect to be taxed at the time of grant of the restricted stock based upon the fair market value of the shares on the date of the award. If the recipient makes this election, (a) the Company will be entitled to a deduction at the same time and in the same amount (subject to the limitations contained in Section 162(m)), (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company, and (c) there will be no further federal income tax consequences when the forfeiture restrictions lapse.

Stock Units Awards. A recipient of stock unit awards under the Plan will generally not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. At the time stock units are settled in shares of the Company’s common stock, the recipient will have taxable compensation income and, subject to Section 162(m) as discussed below, the Company will receive a corresponding deduction. The measure of this income and deduction will be the fair market value of the shares at the time the stock units are settled, plus any accrued dividend equivalents; provided, however, that, with respect to a recipient subject to Section 16 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), unless such recipient elects otherwise, such fair market value will be measured at the time any restrictions imposed with respect to such shares under Section 16 of the Exchange Act subsequently lapse.

Section 162(m) of the Internal Revenue Code. Section 162(m) precludes a public corporation from taking a deduction for compensation in excess of one million dollars paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) as “performance-based” is specifically exempt from the deduction limit. Based on Section 162(m) and the regulations issued thereunder, the Company believes that the income generated in connection with the exercise of stock options granted under the Plan should qualify as performance-based compensation and, accordingly, the Company’s deductions for such compensation should not be limited by Section 162(m). The Plan has been designed to provide flexibility with respect to whether restricted stock awards will qualify as performance-based compensation under Section 162(m). The Company believes that certain awards of restricted stock under the Plan will so qualify and the Company’s deductions with respect to such awards should not be limited by Section 162(m). The Plan does provide that all awards under the Plan to employees covered by Section 162(m) are subject to other conditions, restrictions, and requirements as the Committee may determine to be necessary to avoid the loss of deduction by the Company under Section 162(m). However, certain awards of restricted stock may not qualify as performance-based compensation and, therefore, the Company’s compensation expense deductions relating to such awards will be subject to the Section 162(m) deduction limitation.

Vote Required for Adoption of Proposal D

Proposal D will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. Accordingly, holders of the shares of Common Stock who abstain from voting or who do not vote on this proposal will have no effect on the outcome.

The Board of Directors unanimously recommends a vote FOR approval of the At Risk Compensation Plan.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the number of shares of Common Stock beneficially owned as of January 10, 2006, by each Director, each officer named in the Summary Compensation Table and all Directors and officers as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class (2)
Jerry W. Amos	154,952	(3)(4)	*
D. Hayes Clement	20,410	(3)(5)	*
Malcolm E. Everett III	11,838	(3)(6)	*
John W. Harris	47,915	(3)	*
Aubrey B. Harwell, Jr.	35,918	(3)(7)	*
Muriel W. Helms	32,529	(3)(8)	*
Frank B. Holding, Jr.	19,848	(3)	*
Minor M. Shaw	8,538	(3)(9)	*
David E. Shi	6,260	(3)(10)	*
Thomas E. Skains	41,888	(11)	*

Kim R. Cocklin	4,961	(3)(11)	*
David J. Dzuricky	67,208	(3)(12)	*
Ray B. Killough	89,632	(3)(11)	*
Franklin H. Yoho	11,446	(3)(11)	*
All Directors and Officers as a Group (31)	940,009	(3)(11)	*

(1)	Unless otherwise indicated, each person listed has sole voting and investment power.

(2)	No person listed in the table beneficially owned more than 1% of the outstanding Common Stock as of January 10, 2006.

(3)	The number of shares shown includes those credited to participants’ accounts under the Company’s Dividend Reinvestment and Stock Purchase Plan.

(4)	Includes 246.652 shares held by Mr. Amos’ grandson, a minor, for whom Mr. Amos is custodian of the shares, and 1,835.915 shares held by his spouse.

(5)	Includes 3,000 shares held in the D. Hayes Clement Living Trust, of which Mr. Clement is the trustee.

(6)	Includes 400 shares held by his spouse.

(7)	Includes 10,000 shares held in the Neal & Harwell Profit Sharing Plan, of which Mr. Harwell is a trustee. Also includes 375 shares held by his spouse, which Mr. Harwell disclaims any ownership thereto.

(8)	Includes 946 shares held by her spouse and 1,534 shares held in the Muriel W. Helms IRA Trust, of which Ms. Helms is the trustee.

(9)	Includes 2,000 shares held by her spouse.

(10)	Includes 660 shares held in David E. Shi IRA Trust, of which Dr. Shi is the trustee.

(11)	Includes shares credited to participants’ accounts under the Company’s Salary Investment Plan.

(12)	Includes 27,762 shares held by his spouse and 1,869 shares held by each of his children, for which Mr. Dzuricky is a custodian of the shares.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following Summary Compensation Table sets forth a summary of the compensation paid to the Chief Executive Officer and the four other most highly compensated executive officers in the three fiscal years ended October 31, 2005, 2004 and 2003:

		Annual Compensation			Long-Term Compensation Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation (1)	LTIP Payouts (2)	All Other Compensation (3)
Thomas E. Skains Chairman, President and Chief Executive Officer	2005 2004 2003	$535,577 460,577 373,077	$357,268 336,656 16,393	$7,404 13,949 207,798	$192,172 171,454 185,900	$78,177 3,166 21,340

Kim R. Cocklin Senior Vice President, General Counsel and Chief Compliance Officer	2005 2004 2003	276,154 255,192 171,731	142,038 145,275 8,981	1,469 80,317 58,053	38,124 33,989 —	88,871 5,707 20,971

David J. Dzuricky Senior Vice President and Chief Financial Officer	2005 2004 2003	316,154 294,231 267,116	162,329 167,625 12,580	6,157 11,599 67,430	159,802 142,536 174,611	81,059 10,320 31,136

Ray B. Killough Senior Vice President— Utility Operations	2005 2004 2003	302,115 285,962 266,308	154,720 162,038 12,580	6,407 12,070 38,053	166,286 148,361 197,155	89,111 9,461 23,788

Franklin H. Yoho Senior Vice President— Commercial Operations	2005 2004 2003	287,115 270,385 247,923	147,111 153,656 11,360	2,973 5,601 25,841	77,165 68,816 —	41,087 8,471 18,011

(1)	The amounts for 2005 consist of dividend equivalents on units awarded, but not yet distributed, under the Executive Long-Term Incentive Plan (“DEPs”). The amounts for 2004 consist of payments of DEPs except for Mr. Cocklin whose amount includes DEPs of $2,767 plus other perquisites totaling $77,550, including $50,883 for moving expense allowances and assumed income tax liabilities and $26,667 for other perquisites not exceeding 25% of total perquisites. The amounts for 2003 consist of payments of DEPs except for Messrs. Skains, Cocklin and Dzuricky whose amounts consist of the following:

	Skains	Cocklin	Dzuricky
DEPs	$46,724	$12,348	$37,294
Personal benefit of a company-provided vehicle and/or payment of a car allowance	24,823	10,149	20,980
Club membership fees and dues	134,434	—	7,322
Moving expense allowances plus assumed income tax liabilities	—	35,222	—
Other perquisites not exceeding 25% of total perquisites	1,817	334	1,834

Perquisites for the other named executive officers do not exceed the lesser of $50,000 or 10% of total annual salary and bonus for 2005, 2004, and 2003.

(2)	The amounts consist of the distribution of units, in the form of Common Stock and cash withheld for taxes, of Award No. 4 under the Executive Long-Term Incentive Plan (LTIP) for the five-year performance period ended October 31, 2003. The distribution is made over the three-year period following the end of the performance period.

(3)	The amounts for 2005 consist of the following:

	Skains	Cocklin	Dzuricky	Killough	Yoho
Insurance premiums plus assumed income tax liabilities under the Supplemental Executive Benefit Plan	$67,927	$80,371	$73,559	$82,111	$34,087
Company contributions to the Salary Investment Plan	10,250	8,500	7,500	7,000	7,000

Long-Term Incentive Plan Awards

On December 10, 2004, the Board of Directors awarded units to participants in Award No. 8 under the LTIP. The performance period for this award is the three years ending October 31, 2007. The following table provides information on awards to the named executive officers in the Summary Compensation Table.

	Number of Units Awarded (1)	Performance Period Until Payout	Estimated Future Payouts Under Non-Stock Price Based Plans (2)
Name			Threshold (80%) # Units	Target (100%) # Units	Stretch (120%) # Units
Thomas E. Skains	35,438	3 years	28,350	35,438	42,526
David J. Dzuricky	12,372	3 years	9,898	12,372	14,846
Ray B. Killough	11,792	3 years	9,434	11,792	14,150
Franklin H. Yoho	11,212	3 years	8,970	11,212	13,454
Kim R. Cocklin	10,824	3 years	8,659	10,824	12,989

(1)	The formula to determine the number of units awarded to each participant considers position, base salary and stock price/performance share valuation at the time of the award, and the number of months of participation. Each unit awarded is equivalent in value to one share of Common Stock and is based on the Common Stock price as of October 31, 2004. If performance measures are met, as determined and approved by the Board of Directors, distribution of units, in the form of Common Stock and cash withheld for taxes, will occur at the end of the performance period. All units distributed will be valued at the market price of the stock at the date of distribution.

(2)	Payouts are determined based on the Company achieving two performance objectives during the performance period: a 5% compounded, average increase in earnings per share (“EPS”), which will represent 50% of the units awarded, and a total annual shareholder return in comparison with the A. G. Edwards Large Natural Gas Distribution Index industry peer group (“Peer Group”), which will represent 50% of the units awarded. The EPS performance target is 100%, resulting in a 100% payout. The total shareholder return performance measure will be the Company’s percentile ranking in relationship to the Peer Group, with the target performance of the 50th percentile resulting in a 100% payout.

Actual EPS Increase As a % of the 5% Annual Growth Target	% of Units Earned
Less than 80%	0%
80%	80%
100%	100%
120% or greater	120%

Total annual shareholder return performance will be measured and payouts, as approved by the Board of Directors, will result as illustrated below.

Company’s Actual Average Annual Total Shareholder Return as a Percentile Ranking In Relation to LDC Peer Group	% of Units Earned
Less than 25%	0%
25% - 39%	80%
40% - 49%	90%
50% - 74%	100%
75% - 89%	110%
90% or greater	120%

Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	0	N/A	1,324,897
Equity compensation plans not approved by security holders	0	N/A	0

Total	0	N/A	1,324,897

Executive Officers

As of January 10, 2006, the following persons were executive officers of the Company:

Name, Age and Position	Business Experience During Past Five Years

Thomas E. Skains, 49 Chairman of the Board, President and Chief Executive Officer	Elected December 2003 to the additional position of Chairman of the Board. In February 2003, Mr. Skains was elected President and Chief Executive Officer. In February 2002, he was elected President and Chief Operating Officer. Prior to 2002, he was Senior Vice President – Marketing and Supply Services.

Kim R. Cocklin, 54 Senior Vice President, General Counsel and Chief Compliance Officer	Elected February 2003. From April 2002 until his election, Mr. Cocklin was Senior Vice President of Planning, Rates and Regulatory, Business Development, Williams Gas Pipeline, Houston, Texas. Prior to April 2002, he was Senior Vice President and General Manager, Williams Gas Pipeline – SouthCentral.

David J. Dzuricky, 54 Senior Vice President and Chief Financial Officer	Elected in 1995.

Ray B. Killough, 57 Senior Vice President – Utility Operations	Elected in 1993.

Franklin H. Yoho, 46 Senior Vice President – Commercial Operations	Elected in March 2002. Prior to his election, Mr. Yoho was Vice President, Business Development, CT Communications, Concord, North Carolina.

Ted C. Coble, 62 Vice President, Chief Risk Officer and Assistant Corporate Secretary	Elected in February 2003. Prior to his election, Mr. Coble was Vice President and Treasurer and Assistant Secretary.

A. Leslie Ennis, 49 Vice President – Information Services	Elected in August 2004. From February 2001 until her election, Ms. Ennis was Director – Business Information Solutions. Prior to February 2001, she was Manager – System Maintenance and Programming.

Charles W. Fleenor, 55 Vice President – Corporate Planning and Rates	Elected in February 2003. Prior to his election, Mr. Fleenor was Vice President – Gas Services.

Barry L. Guy, 61 Vice President and Controller	Elected in 1986.

Richard A. Linville, 58 Vice President – Human Resources	Elected in 1997.

June B. Moore, 52 Vice President – Customer Service	Elected in August 2004. Prior to her election, Ms. Moore was Vice President – Information Services.

Kevin M. O’Hara, 47 Vice President – Business Development and Ventures	Elected in February 2003. Prior to his election, Mr. O’Hara was Vice President – Corporate Planning.

Martin C. Ruegsegger, 55 Vice President, Corporate Counsel and Secretary	Elected in 1997.

David L. Trusty, 48 Vice President – Corporate Communications	Elected in August 2004. Prior to his election, Mr. Trusty was Vice President – Marketing.

Ranelle Q. Warfield, 49 Vice President – Sales and Marketing	Elected in August 2004. Prior to her election, Ms. Warfield was Vice President – Sales.

Robert O. Pritchard, 53 Treasurer	Elected in February 2003. Prior to his election, Mr. Pritchard was Director – Corporate Planning.

Employment Contracts and Termination, Severance and Change-of-Control Arrangements

Effective December 1, 1999, Thomas E. Skains, David J. Dzuricky and Ray B. Killough, senior executive officers of the Company, entered into employment agreements with the Company. Effective March 18, 2002, Franklin H. Yoho, and effective February 3, 2003, Kim R. Cocklin, both senior executive officers of the Company, also entered into employment agreements with the Company (all such employment agreements referred to hereinafter as the “Employment Agreements”). The Board has determined that the continued retention of the services of these officers on a long-term basis is in the best interest of the Company in that it promotes the stability of senior management and enables the Company to retain the services of a well-qualified officer with extensive contacts in the natural gas industry. The compensation received by these senior executive officers under the employment contracts is included in the above tables.

Each of these officers is entitled to a base salary and to participation in any plan relating to incentive compensation, stock options, stock purchase, pension, thrift, profit-sharing, group life insurance, medical coverage, disability coverage, education, or other retirement or employee benefits that the Company has adopted, or may from time to time adopt, for the benefit of its executive officers and for employees generally. Each of these officers is also entitled to such customary fringe benefits, vacation and sick leave as are consistent with the normal practices and established policies of the Company.

The term of employment under the Employment Agreements is for a one-year period commencing on their respective effective date. The Employment Agreements shall automatically be extended to a full one-year period on each successive day during the term of the Employment Agreements. If written notice from the Company or the officer is delivered to the other party advising the other party that the Employment Agreement is not to be further extended, then the Employment Agreement is terminated on the first anniversary of the date of notice. No extension shall allow an Employment Agreement to extend beyond the date on which the officer reaches 65 years of age.

Upon recommendation of the Compensation Committee, each officer’s base salary may be increased from time to time by the Board as reflected by the duties required of the officer. Each Employment Agreement contains a covenant not to compete with the Company or its subsidiaries for the term of the Employment Agreement without prior written consent of the Company.

Each Employment Agreement shall be terminated upon the death or permanent disability of the officer. Pursuant to the terms of each Employment Agreement, compensation shall continue to be paid through the end of the month in which the officer dies. In the case of permanent disability, if the officer is absent from the full-time performance of his duties for six months, the Company shall terminate the officer after thirty days notice.

Each of the five senior executive officers (Messrs. Skains, Cocklin, Dzuricky, Killough, and Yoho) has also entered into a Severance Agreement with the Company. If such officer is terminated following a

Change in Control, other than (i) by the Company for cause, (ii) by reason of death or disability, or (iii) by the officer without good reason, including retirement from the Company, then the Company shall pay the officer a lump sum severance payment, in cash, equal to three times the officer’s annual compensation prior to the officer’s termination of employment date (the “Date of Termination”). Furthermore, for a three-year period following the Date of Termination, the Company shall arrange to provide the officer and their dependents life, disability, accident and health insurance benefits substantially similar to those provided to the officer and their dependents immediately prior to the Date of Termination.

Retirement Plan

The Company maintains a defined benefit plan (the “Retirement Plan”) which covers all full-time employees upon attainment of age 21 and completion of one year of service, or attainment of age 30. The full cost of the Retirement Plan is paid by the Company. Benefits under the Retirement Plan become fully vested prior to normal retirement age upon the completion of five years of service, and are determined by a step-rate formula which utilizes the participant’s covered compensation, final average earnings and credited years of service.

In the event of retirement at or after age 65, the average Retirement Plan participant with maximum credited service of 35 years is, in general, entitled to an annual pension for life in an amount which, when added to primary Social Security benefits, will equal approximately 75% of the participant’s average annual compensation during the five consecutive years of the last ten years prior to retirement during which the participant received his or her highest compensation. Benefits are also provided under the Retirement Plan in the event of early retirement at or after age 55 with ten years of credited service and in the event of retirement for disability.

The Retirement Plan provides for fixed benefits computed on an actuarial basis for all covered employees. The amount of the contribution, payment or accrual with respect to a specified person under the Retirement Plan cannot readily be separately or individually calculated.

Based upon current remuneration of the individuals named in the Summary Compensation Table and their expected credited years of service at normal retirement age (65), the estimated annual retirement benefit, if elected as an annuity, payable upon retirement to each of the named individuals and their credited years of service as of October 31, 2005, are as follows: Mr. Skains, $99,700, ten years; Mr. Cocklin, $62,576, three years; Mr. Dzuricky, $96,361, ten years; Mr. Killough, $109,061, 32 years; and Mr. Yoho, $96,195, four years.

The amounts shown in the following table are those payable in the event of retirement at age 65 on December 31, 2005. The table illustrates the estimated normal annual retirement benefit payable under the Retirement Plan for the specified remuneration and years of service classifications. The amounts shown do not reflect reductions that would result from joint and survivor elections.

	Annual Benefits Upon Retirement With Years of Service Indicated
Final Average Annual Earnings	15	25	35
$150,000	$51,137	$71,324	$77,606
200,000	69,887	97,574	106,356
250,000	73,637	102,824	112,106
300,000	73,637	102,824	112,106
350,000	73,637	102,824	112,106
400,000	73,637	102,824	112,106
450,000	73,637	102,824	112,106

The Employee Retirement Income Security Act of 1974 places certain limitations on benefits that may be paid under qualified plans. Current law limits the amount payable in 2005 under a defined benefit plan to the lesser of $170,000 or 100% of the participant’s average compensation (not exceeding $210,000) for the participant’s three consecutive years of highest compensation, and limits compensation used in 2005 for determining benefits to $210,000 per year.

Supplemental Executive Benefit Plan

On December 10, 2004, the Board approved an Amended and Restated Supplemental Retirement Benefit Plan (“SEBP”) for all officers at the Vice President level and above. Originally established in 1991, the SEBP was created to provide supplemental retirement income for officers whose benefits under the Company’s qualified retirement plan were limited by tax code provisions. The initial SEBP was funded through life insurance contracts jointly owned by the Company. Due to changes in the income tax treatment of jointly owned life insurance contracts, the original SEBP was suspended in 2003 and reestablished effective as of November 1, 2004. Under the Amended and Restated SEBP, the life insurance policies covering each officer are now owned exclusively by each such officer. The level of insurance benefit and target retirement income benefits intended to be provided under the SEBP depend upon the position of the officer. For the President and Chief Executive Officer level, the life insurance benefit is $1,750,000 with a retirement income benefit of $100,000 for fifteen years following normal retirement. For a Senior Vice President level, the life insurance benefit is $1,250,000 with a retirement income benefit of $67,500 for fifteen years following normal retirement. For a Vice President level, the life insurance benefit is $750,000 with a retirement income benefit of $37,500 for fifteen years following normal retirement.

COMPARISONS OF CUMULATIVE TOTAL SHAREHOLDER RETURNS

The following performance graph compares the Company’s cumulative total shareholder return from October 31, 2000, through October 31, 2005 (a five-year period), with the Standard & Poor’s 500 Stock Index, a broad market index (the “S&P 500”), and with the A. G. Edwards Large Natural Gas Distribution Index (the “LDC Peer Group”). The LDC Peer Group index includes large natural gas distribution companies that are representative of the Company’s peers in the natural gas distribution industry.

The graph assumes that the value of an investment in Common Stock and in each index was $100 at October 31, 2000, and that all dividends were reinvested. Stock price performances shown on the graph are not indicative of future price performances.

Comparisons of Five-year Cumulative Total Returns

Value of $100 Invested at October 31, 2000

	2000	2001	2002	2003	2004	2005
Piedmont Natural Gas Company	100	109	128	149	177	191
S & P 500	100	75	64	77	84	92
LDC Peer Group (1)	100	108	117	125	137	154

(1)	LDC Peer Group—The following companies are included: AGL Resources, Inc., Atmos Energy Corporation, New Jersey Resources, NICOR, Inc., Northwest Natural Gas Company, Peoples Energy Corporation, Piedmont Natural Gas Company, Southwest Gas Corporation, Vectren Corporation, and WGL Holdings, Inc.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

During 2005, the Compensation Committee of the Board was composed of four Independent Directors elected by a majority of the Independent Directors of the entire Board. Each Committee member (a) was a “non-Employee” director as defined in the Securities Exchange Act of 1934, (b) was an “outside director” as defined in the Internal Revenue Code, (c) had no relationship to the Company that the Directors believed could have interfered with the exercise of their independence from Company management, and (d) qualified otherwise under any applicable laws, rules and regulations.

The Compensation Committee provides overall guidance in the development of executive compensation programs, including the Merit Compensation Program, the Executive Long-Term Incentive Plan (LTIP), the Annual Short-Term Incentive Plan (STIP) and the Annual MVP (“Mission, Vision,

Performance”) Incentive Plan. The goals of the Compensation Committee are to create compensation packages for officers that will attract and retain persons of outstanding ability and to reward those officers for superior corporate performance as measured by financial results and strategic achievements. The Committee provides overall guidance to the Company to ensure that compensation for all employees is fair, appropriate, competitive and consistent with current rules and regulations. The goal of this responsibility is to create a compensation philosophy for all employees that will attract a diverse, well-qualified and motivated workforce.

In addition, among other matters, the Compensation Committee is responsible to:

•	Evaluate the performance of the officers in regard to their functional responsibilities;

•	Consider officer succession and related matters and make Board recommendations with respect to the same;

•	Review the qualifications of present and potential officers and make recommendations to the Board with respect to promotions or other changes in positions;

•	Review the Company’s Performance Management Program and make recommendations to the Board with respect to the same;

•	Review the compensation of all Company officers and make recommendations to the Board with respect to the same;

•	Review the Company officers’ ownership holdings in the Company’s Common Stock, establish goals and/or guidelines with respect to such ownership and recommend to the Board plans and procedures for achieving such goals and/or guidelines;

•	Review the LTIP, STIP and the annual MVP Incentive Plan and make recommendations to the Board with respect to the same;

•	Review and make recommendations to the Board with respect to any other incentive-compensation plans and equity based plans;

•	Review and approve specific corporate goals and objectives relevant to the CEO’s compensation, evaluate the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation level based on this evaluation with the approval of a majority of the Independent Directors of the Board;

•	Determine if the compensation for each of the five highest paid officers is reasonable as compared with officers in similarly situated positions in peer group companies in view of the Company’s performance and the contribution of those officers to established performance levels;

•	Negotiate and, with approval of the Board, enter into arrangements or execute contracts and documents as may be deemed appropriate in cases relating to the terms and conditions of employment of Company officers;

•	Conduct an annual assessment of the Compensation Committee;

•	Retain compensation consultants and approve fees of such consultants; and

•	Provide the Compensation Committee Report required by the Rules and Regulations of the Securities and Exchange Commission.

In 2001 the Board approved a new executive compensation philosophy. This compensation philosophy encourages a high performance culture with salary ranges and base salaries targeted at the median (50th percentile) of the competitive marketplace. In addition, base salary increases should reflect the operating performance and financial condition of Piedmont, as well as the performance and responsibilities of the individual officers. Incentive or “at-risk” compensation is intended to be the compensation component that will motivate the executive team to achieve the required superior results and, when accomplished, reward them accordingly. Total direct compensation levels (base salary plus short- and long-term incentive compensation) should be targeted (with aggressively set targets) at or near the 75th percentile, with truly exceptional Piedmont, business unit, and/or individual performance results. A primary focus of the overall human resources strategy at Piedmont is to attract, retain and motivate a high-quality executive team that will enable Piedmont to accomplish its overall mission.

Executive compensation for 2005 was comprised primarily of these elements: base salary, annual STIP and MVP incentive awards and a long-term incentive award. The relative levels of base salary for executives are designed to reflect each executive’s scope of responsibility and accountability. To determine the necessary amounts of base salary to attract and retain top quality executives, the Compensation Committee reviews salary and other compensation arrangements in effect at comparable companies. The base salary is established by utilizing information from general industry surveys, independent outside consultants and proxy materials of comparable companies.

Regarding base salary compensation, the Chief Executive Officer’s salary for 2005 was found to be below the 50th percentile as compared with Chief Executive Officers in comparable companies. Other Company senior officer salaries for 2005 were reviewed and found to be at or near the 50th percentile as compared with officers in similar positions in comparable companies in view of the Company’s performance and contribution of those officers to established performance levels.

The “at risk” component of the policy has been implemented through adoption of short-term and long-term incentive plans for Company officers and other participants. During 2004, the Board of Directors, at the recommendation of the Compensation Committee, approved the inclusion of officers in the fiscal year 2005 MVP incentive plan and a fiscal year 2005 STIP. For the fiscal year 2005, earnings per share exceeded the target level under such plans and resulted in payments to participants. For fiscal year 2006, the MVP incentive plan and STIP were approved for Company officers that is payable only if earnings per share for fiscal year 2006 reach a threshold level.

Under the LTIP, the Board has awarded units to eligible officers and other participants. Depending upon the levels of financial and peer group performance achieved by the Company during a performance period, distribution of those awards may be made. The plan requires that a minimum threshold performance be achieved in order for any award to be distributed.

LTIP Award No. 9 was approved at the September 2005 Committee meeting to be effective November 1, 2005. LTIP Award No. 9 will have a three-year performance period with measures of earnings per share growth (5% annual growth target) weighted at 50% and total shareholder return in comparison with the A.G.

Edwards LDC peer group weighted at 50%. Awards of units were made to officers, director-level employees, and key district managers.

In 2001, the Board, at the recommendation of the Compensation Committee, adopted Company Common Stock ownership guidelines for all officers, and each officer has guidelines to achieve the established ownership levels over the course of five years. These guidelines were extended to apply to director-level employees and key district managers in 2002 and 2003, respectively. The Committee strongly advocates share ownership as a means by which to better align management interests with those of all shareholders. Over the course of five years, the CEO has a guideline to reach a share ownership position, the market value of which is five times the CEO’s base salary. Other positions have share ownership guidelines from one to three times base salary.

The general executive compensation policies described above also apply to the 2005 compensation for Mr. Skains as CEO. His 2005 base salary of $550,000 was based on a review of competitive marketplace compensation packages. Mr. Skains was also eligible for MVP, STIP and LTIP incentive payments.

Submitted by the Compensation Committee

John W. Harris, Chairman

D. Hayes Clement

Malcolm E. Everett III

Minor M. Shaw

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended October 31, 2005. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Each member of the Audit Committee is an independent Director as determined by our Board of Directors, based on the New York Stock Exchange Listing Standards, the categorical standards of independence adopted by the Board of Directors, and also satisfies the Securities and Exchange Commission’s additional independence requirement for members of Audit Committees. The Committee consisted of four independent directors. The Board of Directors determined that all members of the Audit Committee are financially literate and the Chairman of the Committee D. Hayes Clement is an “Audit Committee Financial Expert” as defined by SEC rules. The Committee’s work is guided by a Board approved Charter which can be viewed at www.piedmontng.com.

The Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the audit process, the financial information that will be provided to shareholders and others and the systems of internal controls which management has established. Deloitte & Touche LLP, the Audit Committee appointed independent registered public accounting firm for the fiscal year ended October 31, 2005, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on management’s assessment of the effectiveness of the Company’s internal control over financial reporting. In addition, Deloitte & Touche

LLP will express its opinion on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee reviewed and discussed with management and Deloitte & Touche, LLP the audited financial statements for the fiscal year ended October 31, 2005, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and Deloitte & Touché LLP’s, evaluation of the Company’s internal control over financial reporting. The Committee met six times during the fiscal year ended October 31, 2005. The Committee has discussed with Deloitte & Touche LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented. In addition, the Committee has discussed various matters with Deloitte & Touche LLP related to the Company’s consolidated financial statements, including critical accounting policies and practices used.

The Committee has also reviewed written disclosures and a letter from Deloitte & Touche, LLP required by Independence Standards Board Standard No. 1, (“Independence Discussions with Audit Committees”) and has discussed with Deloitte & Touche LLP its independence from the Company and its management. In addition, the Committee has received written material addressing Deloitte & Touche’s LLP internal quality control procedures and other matters, as required by the New York Stock Exchange Listing Standards. The Committee understands the need for Deloitte & Touche LLP to maintain objectivity and independence in its audit of the Company’s financial reporting and has implemented a formal pre-approval process for non-audit fee spending which seeks to limit non-audit fee spending to a level that keeps the core relationship with Deloitte & Touche LLP focused on the audit of the financial statement and internal controls.

Based on the consideration referred to above, the Committee recommended to our Board of Directors that the audited financial statements for the fiscal year ended October 31, 2005, be included in our Annual Report Form on 10-K for 2005 and selected Deloitte & Touche LLP as the independent registered public accounting firm for the Company for fiscal year ending October 31, 2006. This report is provided by the following independent Directors, who constitute the Committee.

D. H. Clement, Chairman

M. W. Helms

F. B. Holding, Jr.

M. M. Shaw

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers and any persons holding more than ten percent of the Company’s Common Stock are required to report their initial ownership of Common Stock and any subsequent changes in their ownership to the Securities and Exchange Commission (“SEC”). Specific due dates have been established by the SEC, and the Company is required to disclose in this proxy statement any failure to file by those dates. Based upon Section 16(a) reports that the Company received from such persons for their 2005 fiscal year transactions, the Company believes that all Section 16(a) reports were filed on a timely basis during such fiscal year.

OTHER BUSINESS

The Board and management do not know of any other matters to be presented at the Meeting. If other matters do properly come before the Meeting, it is intended that the persons named in the accompanying form of proxy will vote the proxies in accordance with their best judgment. The form of proxy confers discretionary authority to take action with respect to any additional matters that may come before the Meeting.

MISCELLANEOUS

The Annual Report for fiscal year 2005, which includes audited financial statements, is being mailed along with this Proxy Statement; however, it is not intended that the Annual Report be a part of the Proxy Statement or a solicitation of proxies.

Upon written request of a shareholder, the Company will provide, without charge, a copy of its Annual Report on Form 10-K for the fiscal year, including financial statements, required to be filed with the SEC. Requests should be directed to: Martin C. Ruegsegger, Vice President, Corporate Counsel and Secretary, Piedmont Natural Gas Company, Inc., Post Office Box 33068, Charlotte, North Carolina 28233.

Shareholders are respectfully urged to complete, sign, date and return the accompanying form of proxy in the enclosed envelope. In the alternative to completing this form of proxy, you are urged to enter your vote instruction by telephone or via the Internet as explained on the form of proxy enclosed with this Proxy Statement. Your prompt response will be appreciated.

By order of the Board of Directors,
Martin C. Ruegsegger
Vice President, Corporate Counsel and Secretary

January 23, 2006

APPENDIX A

Amendment of Article 3 of the Articles of Incorporation, as Amended

ARTICLE 3: The aggregate number of shares of capital stock which the corporation shall have authority to issue is two hundred million one hundred seventy-five thousand (200,175,000), two hundred million (200,000,000) of which shall be common stock, without par value, and one hundred seventy-five thousand (175,000) of which shall be preferred stock, without par value. The shares of common stock shall have unlimited voting rights and, after satisfaction of claims, if any, of the holders of shares of preferred stock, shall be entitled to receive pro rata the net assets of the Corporation upon distribution. The Board of Directors of the Corporation shall have full power and authority to establish one or more series within the class of preferred stock, to define the designations, preferences, limitations and relative rights (including conversion rights) of shares within such class and to determine all variations between series.

i

APPENDIX B

PIEDMONT NATURAL GAS COMPANY, INC.

AT RISK COMPENSATION PLAN

Effective November 1, 2005

i

2.32	“Performance Unit”	6
2.33	“Person”	6
2.34	“Plan”	6
2.35	“Restricted Stock”	6
2.36	“Restriction Period”	6
2.37	“Retirement”	6
2.38	“Rule 16b-3”	7
2.39	“Section 162(m)”	7
2.40	“Securities Act”	7
2.41	“Shares”	7
2.42	“Stock Appreciation Right”	7
2.43	“Stock Option” or “Option”	7
2.44	“Stock Unit Award”	7
2.45	“Subsidiary”	7

ARTICLE III ELIGIBILITY		7

3.1	Eligibility	7

ARTICLE IV SHARES SUBJECT TO THE PLAN		7

4.1	Number of Shares	7
4.2	Lapsed Awards or Forfeited Shares	8
4.3	Delivery of Shares as Payment	8
4.4	Capital Adjustments	8

ARTICLE V STOCK OPTIONS		8

5.1	Grant of Stock Options	8
5.2	Option Price	8
5.3	Exercisability	9
5.4	Method of Exercise	9
5.5	Death, Disability, Retirement or Other Termination of Employment	9

ARTICLE VI RESTRICTED STOCK		9

6.1	Grant of Restricted Stock	9
6.2	Restricted Stock Award Agreement	9
6.3	Restriction Period	10
6.4	Removal of Restrictions	10
6.5	Voting Rights	10
6.6	Dividends and Other Distributions	10
6.7	Death, Disability or Retirement	10

ARTICLE VII OTHER STOCK BASED AWARDS		11

7.1	Grant of Other Stock Based Awards	11
7.2	Stock Appreciation Rights	11
7.3	Performance Awards	11
7.4	Stock Unit Awards	12

ii

7.5	Death, Disability, Retirement or Other Termination of Employment	13

ARTICLE VIII ANNUAL INCENTIVE AWARDS		13

8.1	Timing and Determination of Annual Incentive Awards	13
8.2	Performance Criteria for Annual Incentive Awards	13
8.3	Maximum Annual Incentive Award	13
8.4	Short Performance Period	14
8.5	Limitation on Right to Payment of Award	14

ARTICLE IX SPECIAL PROVISIONS APPLICABLE TO COVERED PARTICIPANTS		14

9.1	Special Provisions Applicable to Covered Participants	14

ARTICLE X CHANGE IN CONTROL		15

10.1	Change in Control Agreements	15
10.2	Change in Control Defined	15
10.3	Good Reason Defined	18
10.4	Cause Defined	19

ARTICLE XI ADMINISTRATION		19

11.1	The Committee	19
11.2	Committee Decisions	19
11.3	Rule 16b-3 and Section 162(m) Requirements	19

ARTICLE XII GENERAL PROVISIONS		19

12.1	Withholding	19
12.2	Terms of Awards	19
12.3	Non-transferability	20
12.4	No Right to Employment	20
12.5	Rights as Shareholder	20
12.6	Construction of the Plan	20
12.7	Amendment of Plan or Awards	20
12.8	Exemption from Computation of Compensation for Other Purposes	20
12.9	Legend	20
12.10	Special Provisions for Certain Participants	20
12.11	Unfunded Plan	21
12.12	Conflict with Employment Agreement	21
12.13	Gender and Number	21
12.14	Severability	21
12.15	Effect of Headings	21
12.16	No Liability	21

iii

ARTICLE I

PURPOSE

1.1 Purpose. Piedmont Natural Gas Company, Inc. (Piedmont), a North Carolina corporation, hereby establishes the Piedmont At Risk Compensation Plan to promote the interests of the Company and its shareholders through (a) the attraction and retention of Participants essential to the success of the Company; (b) the motivation of Participants using performance-related incentives linked to performance goals and the interests of Company shareholders; and (c) enabling such individuals to share in the growth and success of the Company and its Subsidiaries. The Plan permits the grant of Annual Incentive Awards, Performance Shares, Restricted Stock, and, with prior Board approval, any other stock-based forms of awards as the Committee, in its sole and complete discretion, may determine to be appropriate in carrying out the intent and purposes of this Plan.

ARTICLE II

DEFINITIONS

2.1 “Agreement” shall mean a written agreement between the Company and a Participant implementing an Award, and setting forth the particular terms, conditions and restrictions of the Award. With respect to the grant of a Stock Option, the Agreement may be referred to herein as an “Option Agreement,” and with respect to any other Award hereunder, the Agreement may be referred to herein as an “Award Agreement.”

2.2 “Annual Incentive Award” shall mean a cash bonus payable to a Participant under Article VIII.

2.3 “Award” shall mean an award or grant made to a Participant under Article V, VI, or VII, or an Annual Incentive Award under Article VIII.

2.4 “Award Date” or “Grant Date” shall mean the date on which an Award is made by the Committee under the Plan.

2.5 “Board” or “Board of Directors” shall mean the Board of Directors of the Company.

2.6 “Cashless Exercise” shall mean the exercise of an Option by the Participant through the use of a brokerage firm to make payment to the Company of the exercise price from the proceeds of the sale of Stock issued pursuant to the exercise of the Option, and upon receipt of such payment, the Company delivers the exercised Shares to the brokerage firm.

2.7 “Cause” shall be defined in Section 10.4.

2.8 “Change in Control” shall be defined in Section 10.2.

2.9 “Code” shall mean the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, or any successor law, as amended from time to time.

2.10 “Committee” shall mean the Compensation Committee of the Board or such other committee appointed by the Board to administer the Plan in accordance with Article XI.

2.11 “Common Stock” or “Stock” shall mean the Common Stock of the Company without par value, or such other security or right or instrument into which such Common Stock may be changed or converted in the future.

4

2.12 “Company” shall mean Piedmont Natural Gas Company, Inc., a North Carolina corporation, or any successor thereto.

2.13 “Covered Participant” shall mean a Participant who is a “covered employee” as defined in Code Section 162(m)(3).

2.14 “Designated Beneficiary” shall mean the beneficiary designated by the Participant, pursuant to procedures established by the Committee, to receive amounts due to the Participant in the event of the Participant’s death. If the Participant does not make an effective designation, then the Designated Beneficiary will be deemed to be the Participant’s estate.

2.15 “Disability” shall mean (a) the mental or physical disability of the Participant defined as “Disability” under the terms of the long-term disability plan sponsored by the Company and in which the Participant is covered, as amended from time to time in accordance with the provisions of such plan; or (b) a determination by the Committee, in its sole discretion, of total disability (based on medical evidence) that precludes the Participant from engaging in any occupation or employment for wage or profit for at least twelve months and appears to be permanent. All decisions by the Committee relating to a Participant’s Disability (including a decision that a Participant is not disabled), shall be final and binding on all parties.

2.16 “Effective Date” shall mean November 1, 2005.

2.17 “Eligible Employee” shall mean an Employee who is an officer or other key employee of a Participating Company as designated by the Committee to be eligible to participate in the Plan.

2.18 “Employee” shall mean an individual who is employed by a Participating Company in a customary employer-employee relationship and designated as such in accordance with the Company’s standard employment practices.

2.19 “Exchange Act” shall mean the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, or any successor law, as amended from time to time.

2.20 “Fair Market Value” shall mean, on any given date, the closing price of Common Stock as reported on the composite tape of the primary stock exchange in which the Common Stock is listed on such day or, if no Shares were traded on such stock exchange on such day, then on the next preceding day that Stock was traded on such exchange, all as reported by The Wall Street Journal or such other source as the Committee may select.

2.21 “Good Reason” shall be defined in Section 10.3.

2.22 “Incentive Stock Option” shall mean an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of Code Section 422.

2.23 “Non-qualified Stock Option” shall mean an option to purchase Stock, granted under Article V herein, which is not intended to qualify as an Incentive Stock Option.

2.24 “Option Price” shall mean the exercise price per share of Stock covered by an Option in accordance with Section 5.2.

5

2.25 “Outside Director” shall mean a member of the Board who is not an Employee.

2.26 “Participant” shall mean an Eligible Employee or Outside Director who has been selected from time to time under Article III to receive an Award under the Plan.

2.27 “Participating Company” shall mean the Company, and such other Subsidiaries as the Board authorizes to participate herein.

2.28 “Performance Award” shall mean a performance-based Award made under Section 7.3, which may be in the form of either Performance Shares or Performance Units.

2.29 “Performance Criteria” shall mean objectives established by the Committee for a Performance Period for the purpose of determining when an Award subject to such objectives has been earned, and may include alternative and multiple Performance Criteria, including, but not limited to, operating and maintenance expense targets, customer satisfaction, safety, and financial goals including, but not limited to, absolute or relative (i.e., in relation to a peer group of companies) total shareholder return, revenues, sales, net income, EBITDA, return on assets, earnings per share and/or growth thereof, or net worth of the Company, any of its Subsidiaries, divisions, business units or other areas of the Company.

2.30 “Performance Period” shall mean the time period designated by the Committee during which Performance Criteria must be met in order for a Participant to obtain a performance-based award.

2.31 “Performance Share” shall mean an Award, designated as a Performance Share, granted to a Participant pursuant to Section 7.3, the value of which is linked to Company Stock and which is determined, in whole or in part, by the attainment of pre-established Performance Criteria as deemed appropriate by the Committee and described in the Agreement.

2.32 “Performance Unit” shall mean an Award, designated as a Performance Unit, granted to a Participant pursuant to Section 7.3, the value of which is determined, in whole or in part, by the attainment of pre-established Performance Criteria which is linked to the performance of Company Stock as deemed appropriate by the Committee and described in the Agreement.

2.33 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.34 “Plan” shall mean the Piedmont At Risk Compensation Plan, as herein established and as hereafter amended from time to time.

2.35 “Restricted Stock” shall mean an Award of Stock to a Participant pursuant to Article VI herein.

2.36 “Restriction Period” shall mean the period during which the transfer of Shares of Restricted Stock is restricted and is subject to a risk of forfeiture, pursuant to Article VI.

2.37 “Retirement” shall mean the termination of employment for a Participant who is eligible for early or normal retirement under the defined benefit pension plan sponsored by the Company and in which the Participant participates. Notwithstanding the foregoing, “Retirement” before the Participant is eligible for normal retirement under such plan shall require prior approval by the Committee. With respect to a Participant who is an Outside Director, “Retirement” shall mean the end of the director’s term of office upon attaining the mandatory retirement age for directors.

6

2.38 “Rule 16b-3” shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as adopted in Exchange Act Release No. 34-37260 (May 30, 1996), or any successor rule as amended from time to time.

2.39 “Section 162(m)” shall mean Section 162(m) of the Code, or any successor section under the Code, as amended from time to time.

2.40 “Securities Act” shall mean the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as amended from time to time.

2.41 “Shares” shall mean shares of Common Stock of the Company.

2.42 “Stock Appreciation Right” shall mean the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over the Option Price of a related Option or the Fair Market Value of the Stock on the Grant Date of the Stock Appreciation Right.

2.43 “Stock Option” or “Option” shall mean an Incentive Stock Option or a Non-qualified Stock Option.

2.44 “Stock Unit Award” shall mean an award of Common Stock or units granted under Section 7.4.

2.45 “Subsidiary” shall mean any entity (other than Piedmont Natural Gas Company, Inc. (Piedmont) with respect to which Piedmont owns, either directly or indirectly, at least 50% of the total combined voting power of all classes of stock or other ownership interest.

ARTICLE III

ELIGIBILITY

3.1 Eligibility. The Committee shall have sole and complete discretion in determining the Eligible Employees and Outside Directors who shall be eligible to participate in the Plan. An Outside Director who is selected by the Committee to participate in the Plan shall only be eligible for Awards under Articles V, VI or VII and shall not be eligible for Annual Incentive Awards under Article VIII. An Eligible Employee or Outside Director of the Company designated by the Committee as eligible hereunder shall be considered a Participant upon receiving an Award under the Plan.

ARTICLE IV

SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to adjustment as provided for in Section 4.4 below, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 1,500,000 Shares, which shall be in a combination of Performance Shares, Restricted Stock, and, with prior Board approval, Stock Options as described in Article V and other Awards as described in Article VII.

Shares of Common Stock issued pursuant to Awards under the Plan may be authorized but unissued Shares, Shares issued and reacquired by the Company or Shares purchased in the open market for purposes of the Plan. Except as provided in Sections 4.2 and 4.3 herein, the issuance of Shares in

7

connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.

4.2 Lapsed Awards or Forfeited Shares. In the event that:

(a) any Option or other Award granted under the Plan terminates, expires, or lapses for any reason without having been exercised in accordance with its terms,

(b) Shares issued pursuant to the Awards are canceled or forfeited for any reason, or

(c) Awards are paid in cash,

the Shares subject to such Award shall thereafter be again available for grant of an Award under the Plan.

4.3 Delivery of Shares as Payment. In the event a Participant pays for any Option or other Award granted under the Plan through the delivery of previously acquired shares of Common Stock, the number of shares of Common Stock available for Award under the Plan shall be increased by the number of shares surrendered by the Participant.

4.4 Capital Adjustments. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure, capitalization or Shares of the Company, the Committee shall make such adjustments as are appropriate in the maximum number and kind of Shares that may be issued under the Plan and to any Participant, in the number and kind of Shares covered by any Awards granted before such change and in the Option Price of any Option granted before such change or in the Fair Market Value of the Shares on the Grant Date of any Stock Appreciation Right granted before such change. Such adjustments shall be intended to put the Participant in the same position as he or she was in immediately before such event.

ARTICLE V

STOCK OPTIONS

5.1 Grant of Stock Options. Subject to the limitation set forth in Section 4.1 and the other terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant Stock Options to Participants as it shall determine. The Committee shall have sole and complete discretion in determining the type of Option granted, the Option Price, the duration of the Option, the number of Shares to which an Option pertains, any conditions imposed upon the exercisability or the transferability of the Options, including vesting conditions, the conditions under which the Option may be terminated, and any such other provisions as may be warranted to comply with the law or rules of any securities trading system or stock exchange. Each Option grant shall have such specified terms and conditions detailed in an Option Agreement. The Option Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Non-qualified Stock Option. However, no Incentive Stock Option may be awarded (a) after the tenth anniversary of the date this Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier, or (b) to a Participant who is not an Employee.

5.2 Option Price. The exercise price per share of Stock covered by an Option shall be determined on the Grant Date by the Committee; provided that the Option Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date. Further provided, in the case of an Incentive Stock Option granted to any Employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary, the Option Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. No option shall provide by

8

its terms for the re-setting of its exercise price or for its cancellation and reissuance, in whole or in part; provided that the foregoing shall not limit the authority of the Committee to grant additional Options hereunder.

5.3 Exercisability. Except as otherwise provided herein, Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which will be specified in the Option Agreement and need not be the same for each Participant. However, under no circumstances, may an Incentive Stock Option be exercisable after the expiration of 10 years from the Grant Date (5 years from the Grant Date for any Employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary).

5.4 Method of Exercise. Options shall be exercised by the delivery of a written notice from the Participant to the Company in a form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Option Price for the Shares. The Option Price shall be payable to the Company in full in cash, or its equivalent, or by delivery of Shares of Stock (not subject to any security interest or pledge) having a Fair Market Value at the time of exercise equal to the Option Price of the Shares, or by a combination of the foregoing. In addition, at the request of the Participant, and subject to applicable laws and regulations, the Company may (but shall not be required to) cooperate in a Cashless Exercise of the Option. After receipt of written notice and full payment of the Option Price, the Company shall deliver to the Participant as soon as practicable, or, at a later date mutually agreed to with a Participant, a stock certificate or other documentation, issued in the Participant’s name, evidencing the number of Shares with respect to which the Option was exercised.

5.5 Death, Disability, Retirement or Other Termination of Employment. Except as otherwise provided in a Participant’s Option Agreement:

(a) in the event of a Participant’s death, Disability or Retirement while an Employee or an Outside Director, Options granted to the Participant shall be considered immediately vested and shall be exercisable at such time as specified in the Option Agreement, and

(b) subject to Article X, in the event the Participant resigns, is terminated from the Company or, in the case of an Outside Director, is not reelected to the Board or otherwise resigns as a member of the Board, Options which have not vested by such date shall be forfeited, and the Participant shall have three months from such date to exercise vested Options (but not beyond the expiration of the term of the Option, if earlier). Notwithstanding the foregoing, if the Participant is terminated from the Company for Cause, all of the Participant’s Options (whether vested or unvested) shall be immediately forfeited.

ARTICLE VI

RESTRICTED STOCK

6.1 Grant of Restricted Stock. Subject to the limitations set forth in Section 4.1 and the other terms and provisions of the Plan and applicable law, the Committee, at any time, and, from time to time, may grant shares of Restricted Stock under the Plan to such Participants, and in such amounts and for such duration and/or consideration as it shall determine.

6.2 Restricted Stock Award Agreement. Each Restricted Stock granted hereunder shall be evidenced by an Award Agreement that shall specify the Restriction Period, the conditions which must be satisfied prior to removal of the restriction, the forfeiture of such Shares in the event such conditions are

9

not satisfied, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine. The Committee may specify, but is not limited to, the following types of conditions in the Award Agreement: (a) conditions for acceleration or achievement of the end of the Restriction Period based on any Performance Criteria and (b) any other conditions or restrictions which the Committee may deem advisable, including requirements established pursuant to the Securities Act, the Exchange Act, the Code and any securities trading system or stock exchange upon which such Shares under the Plan are listed.

Notwithstanding the foregoing, the Committee shall have the authority to grant additional unrestricted Stock to a Participant hereunder, provided Performance Criteria are satisfied for the Performance Period.

6.3 Restriction Period. Except as otherwise provided in this Article, the Shares of Restricted Stock granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Restriction Period or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the applicable Award Agreement.

Subject to Section 6.7 and Article X, if a Participant resigns, is otherwise terminated from the Company or, in the case of an Outside Director is not reelected to the Board or otherwise resigns as a member of the Board, prior to the end of the Restriction Period, he or she will forfeit all interests in the Award. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her guardian or legal representative.

6.4 Removal of Restrictions. Except as otherwise provided in this Article, Restricted Stock covered by each Award made under the Plan shall become freely transferable by the Participant after the last day of the Restriction Period and/or upon the satisfaction of other conditions as determined by the Committee.

6.5 Voting Rights. During the Restriction Period, Participants in whose name Restricted Stock is granted under the Plan may exercise full voting rights with respect to those shares.

6.6 Dividends and Other Distributions. During the Restriction Period, Participants in whose name Restricted Stock is granted under the Plan shall be entitled to receive all dividends and other distributions paid with respect to those Shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were distributed.

6.7 Death, Disability or Retirement. Except as otherwise provided in a Participant’s Award Agreement, in the event of the Participant’s death, Disability, or Retirement while an Employee or an Outside Director the following shall apply:

(a) If such event occurs after the end of the Performance Period but before the end of the Restriction Period, restrictions on all Shares shall be immediately removed;

(b) In the event of the Participant’s Disability or Retirement before the Performance Period has ended, the restrictions on the shares awarded to the Participant shall be removed upon expiration of the Performance Period, and the number of Shares the Participant shall be entitled to, if any, shall equal (i) the number of Shares, if any, the Participant would otherwise be entitled to had the individual been an active Participant at the end of the Performance Period (i.e., as

10

adjusted or forfeited based on the Performance Criteria) multiplied by (ii) the portion of the Performance Period the Participant was an active Participant hereunder; and

(c) In the event of the Participant’s death before the Performance Period has ended, the restrictions on the shares awarded to the Participant shall be removed upon the Participant’s date of death, and the number of Shares the Participant shall be entitled to, if any, shall equal the number of Shares contingently granted to the Participant, without any further adjustment.

ARTICLE VII

OTHER STOCK BASED AWARDS

7.1 Grant of Other Stock Based Awards. Subject to the limitations set forth in Section 4.1 and the other terms and provisions of the Plan and applicable law, with prior Board approval, the Committee may, at any time and from time to time, issue to Participants, either alone or in addition to other Awards made under the Plan, Stock Appreciation Rights as described in Section 7.2, Performance Awards as described in Section 7.3, or other Stock Unit Awards as described in Section 7.4. Any such Awards shall be governed by the terms of an Agreement, and the Committee may impose such terms and conditions, similar to those described in Section 5.1 and/or Section 6.2 and not inconsistent with the terms of this Plan, as it deems appropriate on such Award.

7.2 Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Stock Appreciation Rights granted in tandem with an Option or in addition to an Option may be granted at the time of the Option or at a later time. No Stock Appreciation Rights granted under the Plan may be exercisable until the expiration of at least six months after the Grant Date (except that such limitations shall not apply in the case of death or Disability of the Participant).

(b) Price. The exercise price of each Stock Appreciation Right shall be determined at the time of grant by the Committee, subject to the limitation that the exercise price shall not be less than 100% of Fair Market Value of the Common Stock on the Grant Date.

(c) Exercise. Stock Appreciation Rights shall be exercised by the delivery of a written notice from the Participant to the Company in a form prescribed by the Committee. Upon such exercise, the Participant shall be entitled to receive an amount equal to the excess of the Fair Market Value of a Share over the grant price thereof on the date of exercise of the Stock Appreciation Right multiplied by the number of Shares for which the Stock Appreciation Right was granted.

(d) Payment. Payment upon exercise of the Stock Appreciation Right shall be made in Shares of Common Stock. However, if any payment in the form of Shares results in a fractional share, such payment for the fractional share shall be made in cash.

7.3 Performance Awards.

(a) Grant of Performance Awards. Performance Awards granted hereunder may be issued in the form of either Performance Units or Performance Shares to Participants subject to the Performance Criteria, Performance Period and other considerations or restrictions as the Committee shall determine. The Committee shall have complete discretion in determining the number and value of Performance Units or Performance Shares granted to each Participant.

11

(b) Value of Performance Awards. The Committee shall determine the number and value of Performance Units or Performance Shares granted to each Participant as a Performance Award. The Committee shall set Performance Criteria in its discretion for each Participant who is granted a Performance Award. The extent to which such Performance Criteria are met will determine the value of the Performance Unit or Performance Share to the Participant.

(c) Settlement of Performance Awards. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof based on the degree to which the Performance Criteria established by the Committee and set forth in the Award Agreement have been satisfied.

(d) Form of Payment. Payment of the amount to which a Participant shall be entitled upon the settlement of the Performance Award shall be made in Shares of Stock. However, if any payment in the form of Shares results in a fractional share, such payment for the fractional share shall be made in cash.

7.4 Stock Unit Awards.

(a) Grant of Other Stock Unit Awards. Stock Unit Awards granted hereunder may be in the form of Common Stock or other securities. The value of each such Award shall be based, in whole or in part, on the value of the underlying Common Stock on the Grant Date. The Committee, in its sole and complete discretion, may determine that an Award, either in the form of a Stock Unit Award under this Section or as an Award granted pursuant to the other provisions of the Plan, may provide to the Participant (i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an Award. Subject to the provisions of the Plan, the Committee, in its sole and complete discretion, shall determine the terms, restrictions, conditions, vesting requirements, and payment rules of the Award. The Award Agreement shall specify the rules of each Award as determined by the Committee. However, each Stock Unit Award need not be subject to identical rules.

(b) Rules. The Committee, in its sole and complete discretion, may grant a Stock Unit Award subject to the following rules:

(i) Common Stock or other securities issued pursuant to Stock Unit Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Participant until the expiration of at least six months from the Grant Date, except that such limitation shall not apply in the case of death or Disability of the Participant, a Change in Control, or where a Committee of the Board, comprised of non-Employee directors of the Company within the meaning of Rule 16b-3, approved the Award. To the extent Stock Unit Awards are deemed to be derivative securities within the meaning of Rule 16b-3, the rights of a Participant who is subject to Section 16 of the Exchange Act with respect to such Awards shall not vest or be exercisable until the expiration of at least six months from the Award Date unless the Board or the Committee, comprised of non-Employee directors of the Company within the meaning of Rule 16b-3, specifies otherwise. All rights with respect to such Stock Unit Awards granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her guardian or legal representative.

(ii) Stock Unit Awards may require the payment of cash consideration by the Participant in receipt of the Award or provide that the Award, and any Common Stock or

12

other securities issued in conjunction with the Award, be delivered without the payment of cash consideration.

(iii) The Committee, in its sole and complete discretion, may establish certain Performance Criteria that may relate in whole or in part to receipt of Stock Unit Awards.

(iv) Stock Unit Awards may be subject to a deferred payment schedule and/or vesting over a specified period.

(v) The Committee, in its sole and complete discretion, as a result of certain circumstances, may waive or otherwise remove, in whole or in part, any restriction or condition imposed on a Stock Unit Award.

7.5 Death, Disability, Retirement or Other Termination of Employment. Unless otherwise provided in a Participant’s Award Agreement, in the event of the Participant’s death, Disability, or Retirement similar rules as provided in Section 5.5 or 6.7 (as applicable) shall apply to an Award granted under this Article.

ARTICLE VIII

ANNUAL INCENTIVE AWARDS

8.1 Timing and Determination of Annual Incentive Awards. Following the completion of a Performance Period, the Committee shall undertake or direct an evaluation of Performance Criteria for such Performance Period as determined in Section 8.2.

No Annual Incentive Award may be paid without a certification by the Committee that the Performance Goals have been met.

Any Annual Incentive Awards will be paid at such time or times as may be determined by the Committee following the end of the Performance Period to which they relate, but not later than the last day of the 2  1/2 month period following the end of the Performance Period.

8.2 Performance Criteria for Annual Incentive Awards. Performance Criteria of the Company will be established in writing by the Committee.

The Performance Period with respect to Awards shall be the Company’s fiscal year or any other period designated as such by the Committee.

8.3 Maximum Annual Incentive Award. The maximum individual Annual Incentive Award for a Performance Period of twelve calendar months will be $1,000,000, provided the Eligible Employee has been a Participant for such twelve month period. In the event that an Annual Incentive Award is being determined for a Performance Period of less than twelve calendar months or for the Performance Period in which the Eligible Employee becomes a Participant, dies, incurs a Disability or terminates employment due to Retirement, the maximum Annual Incentive Award of $1,000,000 shall be prorated in accordance with Section 8.4 or 8.5, whichever is applicable.

13

8.4 Short Performance Period.

(a) Death, Disability or Retirement. In the event of a Participant’s death, Disability or Retirement prior to the date the Annual Incentive Award is paid, the following shall apply:

(i) In the event of the Participant’s death or Disability before the end of the Performance Period, the Company will be assumed to have achieved a target performance level for the Performance Period in which death or Disability occurs for purposes of determining the Annual Incentive Award. In the event of the Participant’s death or Disability after the end of the Performance Period, but before the date the Annual Incentive Award is paid, the Participant’s Annual Incentive Award shall be payable based on the actual Performance Criteria for the entire period.

(ii) In the event of a Participant’s Retirement, the Participant’s Annual Incentive Award shall be determined and payable following the end of the Performance Period based on the actual Performance Criteria for the entire period.

(iii) In any of such events, the amount of Annual Incentive Award shall be prorated as necessary to reflect the period of time during which the individual was employed in the Performance Period.

(b) New Participants. In the event an individual becomes a Participant and is eligible for an Annual Incentive Award based on a Performance Period shorter than twelve months, such Annual Incentive Award shall be prorated to reflect the period of time the individual was employed in the Performance Period.

8.5 Limitation on Right to Payment of Award. Notwithstanding any other Plan provision to the contrary, no Participant shall have a right to receive payment of an Annual Incentive Award under the Plan if, subsequent to the commencement of the Performance Period and prior to the date any Award would otherwise be payable, the Participant resigns or is otherwise terminated from the Participating Company for reasons other than death, Disability, or Retirement or following a Change in Control.

ARTICLE IX

SPECIAL PROVISIONS APPLICABLE TO COVERED PARTICIPANTS

9.1 Special Provisions Applicable to Covered Participants. Awards to Covered Participants shall be governed by the conditions of this Article in addition to the requirements of Articles V through VIII above. Should conditions set forth under this Article conflict with the requirements of Articles V through VIII, the conditions of this Article shall prevail.

(a) All Performance Criteria relating to Covered Participants for a relevant Performance Period shall be established by the Committee in writing prior to the beginning of the Performance Period, or by such other later date for the Performance Period as may be permitted under Section 162(m) of the Code.

(b) The Performance Criteria must be objective and must satisfy third party “objectivity” standards under Code Section 162(m).

(c) The Performance Criteria shall not allow for any discretion by the Committee as to an increase in any Award, but discretion to lower an Award is permissible.

(d) The Award and payment of any Award under this Plan to a Covered Participant with respect to a relevant Performance Period shall be contingent upon the attainment of the Performance Criteria that are applicable to such Award. The Committee shall certify in writing prior to payment of any such Award that such applicable Performance Criteria have been satisfied. Resolutions adopted by the Committee may be used for this purpose.

14

(e) The aggregate maximum number of Shares subject to Awards that may be granted to any Covered Participant under Articles V, VI and VII during any fiscal year of the Company shall be 250,000 Shares.

(f) All Awards under this Plan to Covered Participants or to other Participants who may become Covered Participants at a relevant future date shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary to carry out the purposes of this Article, which is to avoid the loss of deductions by the Company under Code section 162(m).

ARTICLE X

CHANGE IN CONTROL

10.1 Change in Control Agreements. The provision of this Section regarding the terms and conditions of an Award Agreement upon a Change in Control shall apply notwithstanding any Plan provision to the contrary, and notwithstanding any agreement between the Participating Company and such Participant which relate to the terms of the Awards hereunder, upon a Change in Control.

Upon a Change in Control, the following shall apply:

(a) The Awards previously granted shall be immediately vested and not subject to forfeiture due to any subsequent termination from employment or removal or resignation from the Board.

(b) In the event the Participant terminates employment from the Company with Good Reason or is terminated by the Company (except for Cause), any Stock Option Awards shall be exercisable within such time as specified in the Option Agreement. In the event the Participant otherwise resigns from the Company any Stock Option Awards shall be exercisable within 3 months following such termination of employment. In the event the Participant is terminated by the Company for Cause, the Participant shall be required to exercise Options immediately, and Options not immediately exercised shall lapse.

(c) Restrictions on any Restricted Stock shall be eliminated as of such event.

(d) If the Change in Control occurs before the end of the Performance Period, no further adjustment shall be made to the number of Shares of Restricted Stock contingently granted based on the Performance Criteria.

(e) Annual Incentive Awards shall be considered earned and shall not be subject to forfeiture due to any subsequent termination from employment. If the Change in Control occurs before the end of the Performance Period, the amount of the Annual Incentive Award shall be determined assuming the Company has achieved a target performance level and, the amount shall then be multiplied by the portion of the Performance Period the individual was an active Participant hereunder. If the Change in Control occurs after the end of the Performance Period but before the Annual Incentive Award is paid, the amount payable shall be determined based on the actual performance level. In either case payment of the Annual Incentive Award shall be made as soon as practicable following the Change in Control.

10.2 Change in Control Defined. For purposes of this Article, “Change in Control” shall have the same meaning as such term or similar term is defined in a Participant’s individual agreement with the

15

Company which relates to such Participant’s compensation and benefits upon the occurrence of a change in ownership of the Participating Company or similar event.

(a) In the event there is no such agreement, “Change in Control” shall mean:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (A) the then outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute an acquisition of control: any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), any acquisition by the Company, any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of subsection (iii) of this section are satisfied;

(ii) Individuals who, as of the Effective Date, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii) Consummation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than sixty percent (60%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan or related trust of the Company, or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty percent (20%) or more

16

of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation;

(iv) Approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition (1) more than sixty percent (60%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company and any employee benefit plan or related trust of the Company, or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or

(v) The closing, as defined in the documents relating to, or as evidenced by a certificate of any state or federal governmental authority in connection with, a transaction approval of which by the shareholders of the Company would constitute an “Change in Control” under subsection (iii) or (iv) of this Section.

(b) Notwithstanding (a) above, if the Participant’s employment is terminated before a Change in Control as defined in this Section and the Participant reasonably demonstrates that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a “Change in Control” and who effectuates a “Change in Control” or (ii) otherwise occurred in connection with, or in anticipation of, a “Change in Control” which actually occurs, then for all purposes of this Agreement, the date of a “Change in Control” with respect to the Participant shall mean the date immediately prior to the date of such termination of the Participant’s employment.

17

10.3 Good Reason Defined. “Good Reason” shall mean, without the Participant’s written consent,

(a) a demotion in the Participant’s status, position or responsibilities which, in his reasonable judgment, does not represent a promotion from his status, position or responsibilities as in effect immediately prior to the Change in Control;

(b) the assignment to the Participant of any duties or responsibilities which, in his reasonable judgment, are inconsistent with such status, position or responsibilities immediately prior to the Change in Control; or any removal of the Participant from or failure to reappoint or reelect him to any of such positions that the Participant had immediately prior to the Change in Control;

(c) a reduction by the Company in the Participant’s base salary or the Company’s failure to increase (within twelve (12) months of the Participant’s last increase in base salary) the Participant’s base salary after a Change in Control in an amount which at least equals, on a percentage basis, the average percentage increase in base salary for all executive and senior executives of the Company effected in the preceding twelve (12) months;

(d) the relocation of the principal executive offices of the Company or Subsidiary, whichever entity on behalf of which the Participant performs a principal function of that entity as part of his employment services, to a location more than fifty (50) miles outside the Charlotte, North Carolina metropolitan area or, if his services are not performed in Charlotte, North Carolina, the Company’s requiring him to be based at any place other than the location at which he performed his duties immediately prior to the Change in Control, except for required travel on the Company’s business to an extent substantially consistent with his business travel obligations at the time of a Change in Control;

(e) the failure by the Company to continue in effect any incentive, bonus or other compensation plan in which the Participant participates immediately prior to the Change in Control, including but not limited to this Plan, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan), with which he has consented, has been made with respect to such plan in connection with the Change in Control, or the failure by the Company to continue his participation therein, or any action by the Company which would directly or indirectly materially reduce his participation therein;

(f) the failure by the Company to continue to provide the Participant with benefits substantially similar to those enjoyed by him or to which he was entitled under any of the Company’s pension, profit sharing, life insurance, medical, dental, health and accident, or disability plans in which he was participating at the time of a Change in Control, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive him of any material fringe benefit enjoyed by him or to which he was entitled at the time of the Change in Control, or the failure by the Company to provide him with the number of paid vacation and sick leave days to which he is entitled on the basis of years of service with the Company in accordance with the Company’s normal vacation policy in effect on the date hereof;

(g) the failure of the Company to obtain a satisfactory agreement with any successor or assign of the Company to assume and agree to perform under any Change in Control agreement between the Company and the Participant; or

(h) any request by the Company that the Participant participate in an unlawful act or take any action constituting a breach of the Participant’s professional standard of conduct.

18

10.4 Cause Defined. “Cause” shall mean

(a) intentional gross misconduct by the Participant damaging in a material way to the Company, or

(b) a material breach of the Participant’s employment agreement, after the Company has given the Participant notice thereof and a reasonable opportunity to cure.

ARTICLE XI

ADMINISTRATION

11.1 The Committee. The Plan shall be administered and interpreted by the Committee which shall have full authority, discretion and power necessary or desirable for such administration and interpretation. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In its sole and complete discretion the Committee may adopt, alter, suspend and repeal any such administrative rules, regulations, guidelines, and practices governing the operation of the Plan as it shall from time to time deem advisable. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (a) to determine the terms and conditions upon which Awards may be made and exercised; (b) to determine the Participants to which Awards shall be made; (c) to determine all terms and provisions of each Agreement, which need not be identical for types of Awards nor for the same type of Award to different Participants; (d) to construe and interpret all terms, conditions and provisions of the Plan and all Agreements; (e) to establish, amend, or waive rules or regulations for the Plan’s administration; (f) to accelerate the exercisability of any Award, the length of a Performance Period or the termination of any Period of Restriction; and (g) to make all other determinations and take all other actions necessary or advisable for the administration or interpretation of the Plan. The Committee may seek the assistance or advice of any persons it deems necessary to the proper administration of the Plan.

11.2 Committee Decisions. Unless strictly and expressly prohibited by law, all determinations and decisions made by the Committee pursuant to the provisions of this Plan shall be final, conclusive, and binding upon all persons, including Participants, Designated Beneficiaries, the Company, its shareholders and employees.

11.3 Rule 16b-3 and Section 162(m) Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on any Award as it may deem to be advisable or required to satisfy the requirements of Rule 16b-3 or Section 162(m).

ARTICLE XII

GENERAL PROVISIONS

12.1 Withholding. The Company shall have the right to deduct or withhold, or require a Participant to remit to the Company, any taxes required by law to be withheld from Awards made under this Plan. In the event an Award is paid in the form of Common Stock, the Participant may remit to the Company the amount of any taxes required to be withheld from such payment in cash, or, in lieu thereof, the Company may withhold (or the Participant may be provided the opportunity to elect to tender) the number of shares of Common Stock equal in Fair Market Value to the amount required to be withheld.

12.2 Terms of Awards. Each Award granted under the Plan shall be evidenced in a corresponding Award Agreement provided in writing to the Participant, which shall specify the terms, conditions and any rules applicable to the Award, including but not limited to the effect of a Change in Control, or death, Disability, or other termination of employment of the Participant on the Award.

19

12.3 Non-transferability. No Award, including any Options, granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or the laws of descent and distribution. Further, no lien, obligation, or liability of the Participant may be assigned to any right or interest of the Participant in an Award under this Plan.

12.4 No Right to Employment. Neither the Plan, nor any Award made, or any other action taken, hereunder shall be construed as giving any Participant or other person any right of employment or continued employment with the Participating Company.

12.5 Rights as Shareholder. Subject to the terms and conditions of each particular Award, no Participant or Designated Beneficiary shall be deemed a shareholder of the Company nor have any rights as such with respect to any shares of Common Stock to be provided under the Plan until he or she has become the holder of such shares.

12.6 Construction of the Plan. Except to the extent superceded by the laws of the United States, the Plan and all Agreements shall be governed, construed, interpreted and administered in accordance with the laws of the State of North Carolina. In the event any provision of the Plan or any Agreement shall be held invalid, illegal or unenforceable, in whole or in part, for any reason, such determination shall not affect the validity, legality or enforceability of any remaining provision, portion of provision or the Plan overall, which shall remain in full force and effect as if the Plan had been absent the invalid, illegal or unenforceable provision or portion thereof.

12.7 Amendment of Plan or Awards. The Committee or the Board of Directors may amend, suspend, or terminate the Plan or any portion thereof at any time, provided such amendment is made with shareholder approval if and to the extent such approval is necessary to comply with any legal requirement, including for these purposes any approval requirement which is a requirement for the performance-based compensation exception under Code Section 162(m). In no event shall the Committee increase the amount payable pursuant to an Award after it has been granted. In addition, no amendment shall be made to an outstanding Award without written consent of the affected Participant. Notwithstanding the preceding, the Committee may amend or modify the Plan or any outstanding Award to the extent necessary to cause the Plan or such Award to comply with the requirements of Section 409A of the Code or the Listed Company Manual of the New York Stock Exchange.

12.8 Exemption from Computation of Compensation for Other Purposes. By acceptance of an applicable Award under this Plan, subject to the conditions of such Award, each Participant shall be considered in agreement that all shares of Stock sold or awarded and all Options granted under this Plan shall be considered extraordinary, special incentive compensation and will not be included as “earnings,” “wages,” “salary” or “compensation” in any pension, welfare, life insurance, or other employee benefit arrangement of the Company except as otherwise specifically provided in such arrangement.

12.9 Legend. In it sole and complete discretion, the Committee may elect to legend certificates representing Shares sold or awarded under the Plan, to make appropriate references to the restrictions imposed on such Shares.

12.10 Special Provisions for Certain Participants. All Award Agreements for Participants subject to Section 16(b) of the Exchange Act shall be deemed to include any such additional terms, conditions, limitations and provisions as Rule 16b-3 requires, unless the Committee in its discretion determines that any such Award should not be governed by Rule 16b-3. All performance-based Awards to Covered Participants shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Code

20

Section 162(m), unless the Committee, in its discretion, determines that any such Award is not intended to qualify for the exemption for performance-based compensation under Code Section 162(m).

12.11 Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

12.12 Conflict with Employment Agreement. Except as specified in Article X or otherwise restricted under Section 12.10, to the extent any provision of this Plan conflicts with any provision of a written employment agreement between an Employee and the Company, the material terms of which have been approved by the Board, the provisions of the employment agreement shall control.

12.13 Gender and Number. Where the context admits, words in the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

12.14 Severability. In the event any provision of this Plan shall be held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and endorsed as if such illegal or invalid provision had never been contained in this Plan.

12.15 Effect of Headings. The descriptive headings of the Articles and Sections of this Plan are inserted for convenience of reference and identification only and do not constitute a part of this Plan for purposes of interpretation.

12.16 No Liability. No member of the Board or the Committee or any officer or Employee shall be personally liable for any action, omission or determination made in good faith in connection with this Plan. The Company shall indemnify and hold harmless the members of the Committee, the Board and the officers and Employees, and each of them, from and against any and all loss which results from liability to which any of them may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in connection with the administration of this Plan, including all expenses reasonably incurred in their defense, in case the Company fails to provide such defense. By participating in this Plan, each Employee agrees to release and hold harmless the Company and its Subsidiaries (and their respective directors, officers and employees), the Board and the Committee, from and against any tax or other liability, including without limitation, interest and penalties, incurred by the Employee in connection with his participation in this Plan.

21

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers as of this ____ day of January, 2006.

PIEDMONT NATURAL GAS COMPANY, INC.

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers as of this ____ day of January, 2006.

PIEDMONT NATURAL GAS COMPANY, INC.

By:
Name:
Title:

ATTEST:

By:
Name:
Title

22

PIEDMONT NATURAL GAS COMPANY, INC.

Proxy for Annual Meeting of Shareholders on March 3, 2006

Solicited on Behalf of the Board of Directors

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions.

The undersigned hereby appoints D. Hayes Clement, Malcolm E. Everett III, and Thomas E. Skains, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Piedmont Natural Gas Company, Inc., to be held March 3, 2006, and at any adjournment or adjournments thereof, as follows:

The Board of Directors recommends a vote FOR the following proposals:

.A. ELECTION OF DIRECTORS

• FOR the nominees listed below (except as indicated to the contrary below	• WITHHOLD AUTHORITY to vote for all nominees listed below

John W. Harris, Aubrey B. Harwell, Jr., and David E. Shi as Class II Directors.

(Each nominee has previously been elected before)

(To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

B. RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

• FOR	• AGAINST	• ABSTAIN

C. AMENDMENT OF ARTICLE 3 OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 200,000,000 SHARES.

• FOR	• AGAINST	• ABSTAIN

D. APPROVAL OF THE PIEDMONT NATURAL GAS COMPANY AT RISK COMPENSATION PLAN

• FOR	• AGAINST	• ABSTAIN

(Continued and to be signed on the reverse side)

(Continued from other side)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for proposals A, B, C and D.

Dated: , 2006

Signature of Shareholder

Signature (if held jointly)

Please sign exactly as name appears hereon, date and return in the enclosed business reply envelope. Joint owners should each sign personally. Corporation proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should so indicate when signing.

TELEPHONE VOTE AT 1-800-PROXIES OR
INTERNET VOTE AT
WWW.VOTEPROXY.COM